SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 July 26, 1999

          ACE SECURITIES CORP. (as Depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999, providing for the issuance of ACE Securities Corp. Home Equity Loan Pass-Through Certificates, Series 1999-LB2)

                             ACE Securities Corp.
            (Exact Name of Registrant as Specified in its Charter)

               Delaware                  333-56213                56-2088493
  State or Other Jurisdiction           (Commission           (I.R.S. Employer
       Of Incorporation)               File Number)          Identification No.)

    6525 Morrison Boulevard
           Suite 318
   Charlotte, North Carolina                                       28211
(Address of Principal Executive                                  (Zip Code)
           Offices)

      Registrant's telephone number, including area code: (704) 365-0569

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)


         Item 5.  Other Events

         The Registrant registered issuances of ACE Securities Corp. Home Equity Loan Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-56213) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $408,413,000 in aggregate principal amount of Class A, Class M1, Class M2 and Class B Certificates of its ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Home Equity Loan Pass-Through Certificates on July 29, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 26, 1999, as supplemented by the Prospectus Supplement dated July 26, 1999 (the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 1999, among ACE Securities Corp., as depositor (the "Depositor"), Long Beach Mortgage Company, as servicer (the "Servicer"), and First Union National Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class M1, Class M2 and Class B. The Certificates evidence beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of fixed and adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $416,860,973 as of July 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         1.1* Underwriting Agreement, dated June 24, 1999, between ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc.

         1.2 Terms Agreement, dated July 26, 1999, among ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc.

         4.1 Pooling and Servicing Agreement, dated as of July 1, 1999, among ACE Securities Corp., as Depositor, Long Beach Mortgage Company, as Servicer, and First Union National Bank, as Trustee.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACE SECURITIES CORP.

                                          By:  /s/ Elizabeth Eldridge
                                             ----------------------------
                                               Name:  Elizabeth Eldridge
                                               Title:  Vice President

Dated:  August 3, 1999


                                 EXHIBIT INDEX

Exhibit No.                         Description                        Page No.

1.1*     Underwriting Agreement, dated June 24,
         1999, between ACE Securities Corp., German
         American Capital Corporation and Deutsche
         Bank Securities Inc.

1.2 Terms Agreement, dated July 26, 1999, among ACE Securities Corp., German American Capital Corporation and Deutsche Bank Securities Inc.

4.1 Pooling and Servicing Agreement, dated as of July 1, 1999, among ACE Securities
         Corp., as Depositor, Long Beach Mortgage
         Company, as Servicer, and First Union
         National Bank, as Trustee.

_____________
* Incorporated by reference to the Depositor's Current Report on Form 8-K dated June 24, 1999, filed with the Securities and Exchange Commission on July 13, 1999 (File No. 333-56213).

POOLING AGREEMENT

                             ACE SECURITIES CORP.,

                                 as Depositor


                         LONG BEACH MORTGAGE COMPANY,


                                  as Servicer


                                      and


                          FIRST UNION NATIONAL BANK,


                                  as Trustee


                        POOLING AND SERVICING AGREEMENT

                           Dated as of July 1, 1999

                                ---------------


                        Home Equity Loan Trust 1999-LB2
                           Pass-Through Certificates







                               TABLE OF CONTENTS

                                                                           Page

                                   ARTICLE I
                                  DEFINITIONS

Section 1.01. Definitions: ...................................................2
Section 1.02. Provisions of General Application. ............................27

                                  ARTICLE II
        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans; Special Deposit; Priority
              and Subordination of Ownership Interests. .....................28
Section 2.02. Possession of Mortgage Files; Access to Mortgage Files.........29
Section 2.03. Delivery of Mortgage Loan Documents. ..........................29
Section 2.04. Acceptance by Trustee of the Trust Fund; Certain
              Substitutions; Certification by Trustee. ......................31
Section 2.05. Execution of Certificates......................................33
Section 2.06. Further Action Evidencing Assignment. .........................33
Section 2.07. Conveyance of the Subsequent Mortgage Loans. ..................33

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations of the Servicer. ..............................34
Section 3.02. Representations, Warranties and Covenants of the Depositor. ...35
Section 3.03. Purchase And Substitution. ....................................36

                                  ARTICLE IV
                               THE CERTIFICATES

Section 4.01. The Certificates. .............................................37
Section 4.02. Registration of Transfer and Exchange of Certificates. ........38
Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. ............43
Section 4.04. Persons Deemed Owners. ........................................43

                                   ARTICLE V
              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 5.01. Appointment of the Servicer. ..................................43
Section 5.02. Subservicers. .................................................45
Section 5.03. Collection of Certain Mortgage Loan Payments; Collection
              Account. ......................................................46
Section 5.04. Permitted Withdrawals from the Collection Account. ............48
Section 5.05. Payment of Taxes, Insurance and Other Charges. .........   ....49
Section 5.06. Maintenance Of Casualty Insurance. ............................49
Section 5.07. Maintenance of Mortgage Impairment Insurance Policy. ..........50
Section 5.08. Fidelity Bond; Errors and Omissions Policy. ...................50
Section 5.09. Collection of Taxes, Assessments and Other Items;
              Servicing Account. ............................................51
Section 5.10. Periodic Filings With The Securities And Exchange
              Commission; Additional Information. ...........................51
Section 5.11. Enforcement of Due-on-Sale Clauses; Assumption Agreements......51
Section 5.12. Realization Upon Defaulted Mortgage Loans. ....................52
Section 5.13. Trustee to Cooperate; Release of Mortgage Files. ..............53
Section 5.14. Servicing Fee; Servicing Compensation. ........................54
Section 5.15. Reports to the Trustee and the Depositor; Collection Account
              Statements. ...................................................55
Section 5.16. Annual Statement as to Compliance. ............................55
Section 5.17. Annual Independent Public Accountants' Servicing Report........55
Section 5.18. Purchase of Defaulted Mortgage Loans. .........................56
Section 5.19. Reports to be Provided by the Servicer. .......................56
Section 5.20. Adjustment of Servicing Compensation In Respect of Prepaid
              Mortgage Loans. ...............................................57
Section 5.21. Periodic Advances. ............................................57
Section 5.22. Inspections. ..................................................58
Section 5.23. Maintenance of Corporate Existence and Licenses; Merger or
Consolidation of the Servicer. ..............................................58
Section 5.24. Assignment of Agreement by Servicer; Servicer Not to Resign. ..58
Section 5.25. Information Reports to be Filed by the Servicer................59
Section 5.26. MERS. .........................................................59
Section 5.27. Waiver of Prepayment Premiums. ................................59
Section 5.28. Adjustable Rate Mortgage Loans. ...............................59

                                  ARTICLE VI
                          DISTRIBUTIONS AND PAYMENTS

Section 6.01. Establishment of Certificate Accounts; Deposits to the
              Certificate Accounts. .........................................60
Section 6.02. Permitted Withdrawals from the Certificate Account. ...........60
Section 6.03. Collection of Money. ..........................................60
Section 6.04. [Reserved].....................................................61
Section 6.05. Distributions. ................................................61
Section 6.06. Investment of Accounts. .......................................63
Section 6.07. Reports by Trustee. ...........................................64
Section 6.08. Additional Reports by Trustee. ................................67
Section 6.09. Compensating Interest. ........................................67
Section 6.10. [Reserved].....................................................67
Section 6.11. Allocation of Realized Losses. ................................67
Section 6.12. Pre-Funding Account. ..........................................68
Section 6.13. Capitalized Interest Account. .................................68
Section 6.14. Determination of LIBOR. .......................................68
Section 6.15. The Basis Risk Reserve Fund. ..................................69

                                  ARTICLE VII
                                    DEFAULT

Section 7.01. Events of Default. ............................................69
Section 7.02. Trustee to Act; Appointment of Successor. .....................71
Section 7.03. Waiver of Defaults. ...........................................74

                                 ARTICLE VIII
                                  TERMINATION

Section 8.01. Termination. ..................................................74
Section 8.02. Additional Termination Requirements. ..........................75

                                  ARTICLE IX
                            CONCERNING THE TRUSTEE

Section 9.01. Duties of Trustee. ............................................76
Section 9.02. Certain Matters Affecting the Trustee. ........................77
Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. ........78
Section 9.04. Trustee May Own Certificates. .................................78
Section 9.05. Payment of Trustee's Fees. ....................................78
Section 9.06. Eligibility Requirements for Trustee. .........................79
Section 9.07. Resignation and Removal of the Trustee. .......................79
Section 9.08. Successor Trustee. ............................................80
Section 9.09. Merger or Consolidation of Trustee. ...........................80
Section 9.10. Appointment of Co-Trustee or Separate Trustee..................81
Section 9.11. Appointment of Custodians. ....................................81
Section 9.12. Appointment of Agent. .........................................82

                                   ARTICLE X
                               REMIC PROVISIONS

Section 10.01. REMIC Administration. ........................................82
Section 10.02. Prohibited Transactions and Activities. ......................85
Section 10.03. Trustee and Servicer Indemnification. ........................85

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

Section 11.01. Limitation on Liability of the Depositor and the Servicer.....86
Section 11.02. Acts of Certificateholders. ..................................87
Section 11.03. Amendment. ...................................................88
Section 11.04. Recordation of Agreement. ....................................89
Section 11.05. Notices. .....................................................89
Section 11.06. Severability of Provisions. ..................................90
Section 11.07. Counterparts. ................................................90
Section 11.08. Successors and Assigns. ......................................90
Section 11.09. Headings. ....................................................90
Section 11.10. [Reserved]....................................................90
Section 11.11. Third Party Beneficiary. .....................................90
Section 11.12. Intent of the Parties. .......................................90
Section 11.13. Notice to Rating Agencies.....................................90
Section 11.14. Governing Law. ...............................................91
Section 11.15. Appointment of Agent. ........................................91






                                   EXHIBITS


Exhibit A                  [Reserved]
Exhibit B-1                Forms of Regular Certificates
Exhibit B-2                Form of Residual Certificate
Exhibit C                  Mortgage File
Exhibit D                  Mortgage Loan Schedule
Exhibit E                  Acknowledgment of Receipt
Exhibit F                  Initial Certification
Exhibit G                  Final Certification
Exhibit H                  Request For Release of Documents
Exhibit I                  Form of Residual Transfer Affidavit And Agreement
Exhibit J                  Form of Residual Transferor Certificate
Exhibit K                  Form of ERISA Affidavit
Exhibit L                  Form of Liquidation Report
Exhibit M                  Certificate Re:  Prepaid Loans
Exhibit N                  Subsequent Transfer Instrument
Exhibit O                  Form of Investor Representation Letter
Exhibit P                  Form of Transferor Representation Letter
Exhibit Q                  Form of Rule 144A Investment Representation
Exhibit R                  Premium Exhibit





         POOLING AND SERVICING AGREEMENT, dated as of July 1, 1999, by and among ACE Securities Corp., a Delaware corporation, in its capacity as depositor (the "Depositor"), Long Beach Mortgage Company, a Delaware corporation, in its capacity as servicer (the "Servicer"), and First Union National Bank, a national banking association, in its capacity as trustee (the "Trustee").

                            PRELIMINARY STATEMENT:

         The Depositor intends to sell certificates (collectively, the "Certificates"), to be issued hereunder in the classes listed below (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting of the Mortgage Loans and certain other assets specified herein. As provided herein, the Trustee will make an election to treat the assets of the Trust Fund (other than the Basis Risk Reserve Fund) as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Regular Certificates (as defined herein) will represent ownership of "regular interests" in the REMIC, and the Class R Certificates will constitute the sole Class of "residual interest" in the REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

         The following table sets forth the Class designation, Interest Rate, initial Class Principal Amount (or Class Notional Amount) (each as defined herein), and minimum denominations for each Class of Certificates constituting the interests in the Trust Fund created hereunder.

                     Initial Class
                        Principal            Interest              Minimum
Class                     Amount               Rate             Denomination
                    ---------------         ----------          ------------
A..............     $335,448,000.00             (1)               $25,000
M1.............       28,430,000.00             (2)                25,000
M2.............       26,135,000.00             (3)                25,000
B..............       18,400,000.00             (4)                25,000
R..............             (5)                 (5)                  (6)

- -------------------------------
(1) The Interest Rate with respect to any Distribution Date for the Class A Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.350% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 0.700%.
(2) The Interest Rate with respect to any Distribution Date for the Class M1 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.700% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 1.050%.
(3) The Interest Rate with respect to any Distribution Date for the Class M2 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 1.250% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 1.875%.
(4) The Interest Rate with respect to any Distribution Date for the Class B Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 2.850% and (ii) the Net Funds Cap for such date; provided, that if the Residual Certificateholder does not exercise its option to purchase the Mortgage Loans and other property of the Trust Fund pursuant to Section 8.01(b) on the Distribution Date on which it is first entitled to do so, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above shall be LIBOR plus 4.275%.
(5) The Class R Certificate will be issued without a Class Principal Amount and will not bear interest.
(6) The Class R Certificate will be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

         The Mortgage Loans (as defined herein) have an aggregate Principal Balance (as defined herein) as of the Cut-off Date equal to $416,860,972.94.

         In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.01. Definitions: Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings.

         AccepteD Servicing Practices: The Servicer's normal servicing practices, which in all material respects will conform to the mortgage servicing practices of prudent mortgage lending institutions which service for their own and others' account mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, which are exercised with prudent and reasonable care and which give due consideration to the Certificateholders' reliance on the Servicer.

         Account: Any Eligible Account established pursuant to Sections 5.03, 5.09, 6.01, 6.04, 6.12, 6.13 or 6.15 hereof.

         Accrual Period: With respect to any Distribution Date and any Class of LIBOR Certificates, the one-month period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date. With respect to any Distribution date and any other Class of Certificates, the calendar month immediately preceding the month in which such Distribution Date occurs.

         Act:  The Securities Act of 1933, as amended.

         Addition Notice:  Not applicable.

         Adjustable Rate Mortgage Loan: Any Mortgage Loan as to which the related Mortgage Note provides for the adjustment of the Mortgage Rate applicable thereto.

         Adjusted Net Mortgage Rate:  Not applicable.

         Adverse REMIC Event:  As defined in Section 10.01(f).

         Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agency Agreement: The Agency Agreement dated July 29, 1999, among the Trustee, Bankers Trust Company, the Depositor and the Servicer.

         Agreement: This Pooling and Servicing Agreement, including the Exhibits hereto, and all amendments hereof and supplements hereto.

         Applied Loss Amount: With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such date, but before giving effect to any application of the Applied Loss Amount with respect to such date, exceeds (y) the Total Loan Balance for such date.

         Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is the lesser of the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment Of Mortgage: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

         Authorized Denomination: With respect to each Class of Certificates, the applicable minimum denomination specified in the Preliminary Statement hereto.

         Balloon Mortgage Loan: Any Mortgage Loan having an original term to maturity that is shorter than its amortization schedule, and a final Monthly Payment that is disproportionately large in comparison to other Monthly Payments.

         Balloon Payment: The final scheduled payment under the terms of a Balloon Mortgage Loan.

         Basis Risk Reserve Fund: A fund created as part of the Trust Fund pursuant to Section 6.15 of this Agreement but which is not an asset of any REMIC.

         Basis Risk Shortfall: With respect to any Distribution Date and any Class of Certificates other than the Residual Certificates, the amount by which the Interest Rate applicable to such Certificate for such date, determined without regard to the Net Funds Cap for such date but subject to the Net Maximum Interest Rate, exceeds such Net Funds Cap.

         Blanket Mortgage: The mortgage or mortgages encumbering a Cooperative Property.

         Book-Entry Certificates: Beneficial interests in Certificates designated as "Book-Entry Certificates" in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by the Depository; provided, that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificateholders, such Book-Entry Certificates shall no longer be "Book-Entry Certificates." As of the Closing Date, the following Classes of Certificates constitute Book-Entry
Certificates: Class A, Class M1, Class M2 and Class B.

         Business Day: Any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in the State of New York, the State of California or (if other than New York) the city in which the Trustee's Corporate Trust Division is located are authorized or obligated by law or executive order to be closed.

         Capitalized Interest Account:  Not applicable.

         Capitalized Interest Amount:  Not applicable.

         Carryforward Interest: With respect to any Distribution Date and each Class of Certificates, the sum of (i) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class for such immediately preceding Distribution Date exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (ii) interest on such amount for the related Accrual Period at the applicable Interest Rate.

         Certificate: Any certificate of a Class identified in the Preliminary Statement hereto executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee in substantially the forms attached hereto as Exhibits B-1 and B-2.

         Certificate Account: The account established in accordance with
Section 6.01(a) hereof and maintained by the Trustee, in the name of "First Union National Bank, as Trustee of ACE Securities Corp. Home Equity Loan Trust 1999-LB2 under the Pooling and Servicing Agreement dated as of July 1, 1999."

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, solely for the purposes of giving any consent (except any consent required to be obtained pursuant to Section 11.03), waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.03. The Trustee shall be entitled to rely upon a certification of the Depositor or the Servicer in determining whether any Certificates are registered in the name of a respective Affiliate.

         Certificate Principal Amount: With respect to any Certificate other than any Notional Certificate or Residual Certificate, the initial Certificate Principal Amount thereof, less the amount of all principal distributions previously made with respect to such Certificate and any Applied Loss Amount previously allocated to such Certificate. The Notional and Residual Certificates are issued without Certificate Principal Amounts.

         Certificate Register:  As described in Section 4.02(a).

         Certificate Registrar:  Bankers Trust Company.

         Class:  All Certificates having the same class designation.

         Class B Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Amount of the Class A, Class M1 and Class M2 Certificates, in each case after giving effect to distributions on such Distribution Date, and (ii) the Class Principal Amount of the Class B Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (i) the product of (A) if a Cumulative Loss Trigger Event has not occurred with respect to such date, 93.00%, and if a Cumulative Loss Trigger Event has occurred with respect to such date, 88.50%, and (B) the Total Loan Balance for such Distribution Date and (ii) the amount, if any, by which the Total Loan Balance for such Distribution Date exceeds $2,084,305.

         Class M1 Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of (i) the Class Principal Amount of the Class A Certificates after giving effect to distributions on that Distribution Date, and (ii) the Class Principal Amount of the Class M1 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (i) the product of (A) if a Cumulative Loss Trigger Event has not occurred with respect to such date, 71.64%, and if a Cumulative Loss Trigger Event has occurred with respect to such date, 67.14%, and (B) the Total Loan Balance for such Distribution Date and (ii) the amount, if any, by which the Total Loan Balance for such Distribution Date exceeds $2,084,305.

         Class M2 Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Certificate Principal Amount of the Class A and Class M1 Certificates, in each case after giving effect to distributions on that Distribution Date, and (ii) the Class Principal Amount of the Class M2 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (i) the product of (A) if a Cumulative Loss Trigger Event has not occurred with respect to such date, 84.18%, and if a Cumulative Loss Trigger Event has occurred with respect to such date, 79.68% and (B) the Total Loan Balance for such Distribution Date and (ii) the amount, if any, by which the Total Loan Balance for such Distribution Date exceeds $2,084,305.

         Class Notional Amount:  Not applicable.

         Class Principal Amount: With respect to each Class of Certificates other than the Residual Certificates and any Class of Notional Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.

         Closing Date:  July 29, 1999.

         Code: The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

         Collection Account: The account established in accordance with
Section 5.03(b) hereof and maintained by the Servicer, in the name of "First Union National Bank, as Trustee of ACE Securities Corp. Home Equity Loan Trust 1999-LB2 under the Pooling and Servicing Agreement dated as of July 1, 1999".

         Compensating Interest:  As defined in Section 6.09.

         Cooperative Corporation: The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

         Cooperative Loan: Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

         Cooperative Loan Documents: With respect to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

         Cooperative Property: The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

         Cooperative Shares:  Shares issued by a Cooperative Corporation.

         Cooperative Unit: A single family dwelling located in a Cooperative Property.

         Corporate Trust Division: The principal office of the Trustee, at which its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at 230 South Tryon Street, 9th Floor, Charlotte, North Carolina 28288-1179.

         Cumulative Loss Percentage: With respect to any Distribution Date, the aggregate of all Realized Losses from the Cut-off Date through the close of the Due Period immediately preceding such Distribution Date, expressed as a percentage of the Cut-off Date Loan Balance.

         Cumulative Loss Trigger Event: A Cumulative Loss Trigger Event will have occurred with respect to any Distribution Date if (a) the Cumulative Loss Percentage for such Distribution Date is greater than (b) the Targeted Cumulative Loss Percentage for such Distribution Date.

         Current Interest: With respect to each Class of Certificates and any Distribution Date, (a) the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount of such Class immediately prior to such Distribution Date, on the basis of a 360-day year and the actual number of days in such Accrual Period, minus (b) any Relief Act Shortfall for such date.

         Curtailment: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

         Custodial Agreement: Any custodial agreement entered into by the Trustee and a Custodian pursuant to the terms of this Agreement.

         Custodian:  As defined in Section 2.02(c).

         Cut-off Date:  July 1, 1999.

         Cut-off Date Loan Balance: The Total Loan Balance as of the Cut-off
Date.

         DCR:  Duff & Phelps Credit Rating Co., or its successor in interest.

         Deferred Amount: With respect to any Distribution Date and each Class B Certificate, the aggregate of Applied Loss Amounts previously applied in reduction of the Certificate Principal Amount thereof, less any amounts previously reimbursed in respect thereof.

         Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

         Deleted Mortgage Loan: A Mortgage Loan replaced by or to be replaced by a Qualified Substitute Mortgage Loan.

         Delinquency Rate: With respect to any Due Period, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days Delinquent, all Mortgage Loans in foreclosure and all REO Mortgage Loans as of the close of business on the last day of such Due Period, and the denominator of which is the Total Loan Balance for the related Distribution Date.

         Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         Delinquency Trigger Event: A Delinquency Trigger Event will have occurred with respect to any Distribution Date if the Three Month Delinquency Rate for such Distribution Date equals or exceeds 50% of the Senior Enhancement Percentage for such Distribution Date.

         Depositor: ACE Securities Corp., a Delaware corporation, and any successor thereto.

         Depository: The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

         Determination Date: The close of business on the 15th day of each month, or if such 15th day is not a Business
Day, the immediately preceding Business Day.

         Direct Participant: Any broker-dealer, bank or other financial institution for which the Depository holds Book Entry Certificates from time to time as a securities depositary.

         Disqualified Non-United States Person: A transferee of a Class R Certificate other than a person that (i) is not a Non-United States Person or
(ii) is a Non-United States Person that holds a Class R Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-United States Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Class R Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Class R Certificate will not be disregarded for federal income tax purposes.

         Disqualified Organization: Any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), or rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the REMIC or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code.

         Distribution Date: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing in August 1999.

         Due Date:  The first day of each calendar month.

         Due Period: With respect to each Distribution Date, the period beginning on the opening of business on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs, and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

         Eligible Account: Either (A) a segregated account or accounts maintained with an institution (which may include the Trustee, provided such institution otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated AA (or the equivalent) or better by each Rating Agency and in the highest short term rating category by each Rating Agency, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by each Rating Agency or (B) a segregated trust account or accounts maintained in the trust department of a federal or state chartered depository institution, acting in its fiduciary capacity.

         ERISA:  As defined in Section 4.02(m) hereof.

         ERISA-Restricted Certificate: Any Class M1, Class M2 or Class B Certificate.

         Event Of Default: One or more of the events described in Section 7.01 hereof.

         Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) Monthly Excess Interest, if any, for such date and (b) the Overcollateralization Deficiency, if any, for such date.

         FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

         FNMA:  Fannie Mae and any successor thereto.

         Fitch:  Fitch ICBA, Inc., or its successor in interest.

         Fixed Rate Mortgage Loan: Any Mortgage Loan as to which the related Mortgage Note provides for a fixed Mortgage Rate.

         GAAP:  Generally accepted accounting principles.

         Index: The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

         Indirect Participant: Any financial institution for whom any Direct Participant holds an interest in a Book-Entry Certificate.

         Initial Capitalized Interest Amount:  Not applicable.

         Initial LIBOR Rate:  Not applicable.

         Initial Mortgage Loan:  Not applicable.

         Insurance Policy: Any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to a Mortgage Loan or a Mortgaged Property.

         Insurance Proceeds: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices.

         Interest Rate: With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate set forth or described in the Preliminary Statement hereto.

         Interest Remittance Amount: With respect to any Distribution Date, the sum of (i) all interest collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period, less (x) the related Servicing Fees to the extent provided in this Agreement and (y) unreimbursed Periodic Advances and, without duplication, Nonrecoverable Advances due to the Servicer or the Trustee with respect to the Mortgage Loans, to the extent allocable to interest and to the extent provided in this Agreement, (ii) any Compensating Interest paid by the Servicer with respect to such Distribution Date, (iii) the portion of the Loan Purchase Price paid for any Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, to the extent allocable to interest, (iv) the portion of any Substitution Adjustment paid with respect to the Mortgage Loans during the related Prepayment Period allocable to interest, (v) all Net Liquidation Proceeds, Insurance Proceeds, Net REO Proceeds, Released Mortgaged Property Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, and (vi) any amounts paid by the Servicer and the Trustee in respect of investment losses on amounts on deposit in the Collection Account and the Certificate Account. The Interest Remittance Amount does not include Prepayment Premiums.

         Junior Mortgage Loan: Any Mortgage Loan secured by a junior lien on the related Mortgaged Property.

         LIBOR: With respect to each Accrual Period, the per annum rate determined pursuant to Section 6.14 on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

         LIBOR Certificate: Any Class A, Class M1, Class M2 or Class B Certificate.

         LIBOR Determination Date: The second London Business Day preceding the commencement of each Accrual Period.

         Liquidated Mortgage Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines, in accordance with Accepted Servicing Practices, that all Liquidation Proceeds which it expects to recover have been recovered or that the cost of obtaining any additional recoveries therefrom would exceed the amount of such recoveries.

         Liquidation Expenses: Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 5.05, 5.06 and 5.12 respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

         Liquidation Proceeds: Amounts received by the Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

         Loan Purchase Price: With respect to any Mortgage Loan purchased from the Trust Fund pursuant to this Agreement or the Purchase Agreement, the sum of (i) the outstanding principal balance of such Mortgage Loan as of the date of purchase, (ii) all interest accrued thereon and unpaid to the end of the Due Period during which such purchase occurs, (iii) the amount of any Servicing Advances remaining unreimbursed with respect to such Mortgage Loan and (iv) the amount of any Servicing Advances reimbursed other than from collections or other recoveries in respect of such Mortgage Loan.

         Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan, as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the related Mortgaged Property.

         London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

         Maintenance: With respect to any Cooperative Unit, the rent or fee paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

         Majority Certificateholders: The Holder or Holders of Certificates evidencing Percentage Interests in excess of 51% of each Class outstanding.

         MERS: Mortgage Electronic Registration Systems, Inc., a Delaware Corporation, or any successor in interest thereto.

         MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

         Monthly Excess Cashflow: With respect to any Distribution Date, the sum of (x) Monthly Excess Interest, if any, for such date and (y) the Overcollateralization Release Amount, if any, for such date.

         Monthly Excess Interest: With respect to any Distribution Date, the amount of any Interest Remittance Amount remaining after application pursuant to clauses first through fifth of Section 6.05(b)(i) on such date.

         Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the scheduled payment of principal and interest due thereon for such Due Date (after adjustment for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations or similar proceeding or any moratorium or similar waiver or grace period).

         Moody's:  Moody's Investors Service, or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a lien on the Mortgaged Property.

         Mortgage File: The mortgage documents listed in Exhibit C attached hereto pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or the Custodian on behalf of the Trustee, such term shall not be deemed to include such additional documents required to be added unless they are actually so added.

         Mortgage Impairment Insurance Policy:  As defined in Section 5.07.

         Mortgage Loan: An individual mortgage loan that is assigned and transferred to the Trustee pursuant to this Agreement and identified on Exhibit D hereto, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom (other than payments of interest that accrued on each Mortgage Loan up to and including the Due Date therefor occurring on or prior to the Cut-off Date), the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

         Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee or the Custodian on behalf of the Trustee on or before the Closing Date or Subsequent Transfer Date as part of the Trust Fund and attached hereto as Exhibit D and delivered in computer readable format, which list shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)      last name of Mortgagor;

               (ii)     the Mortgage Loan identifying number;

               (iii)    the city, state and zip code of the Mortgaged Property;

               (iv)     the type of property;

               (v)      the current Monthly Payment as of the Cut-off Date;

               (vi)     the original number of months to maturity;

               (vii)    the scheduled maturity date;

               (viii) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

               (ix)     the Loan-to-Value Ratio at origination;

               (x)      the Mortgage Rate as of the date of origination;

               (xi) the Mortgage Rate as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

               (xii)    the Appraised Value;

               (xiii)   the stated purpose of the loan at origination;

               (xiv)    the type of occupancy at origination;

               (xv)     the documentation type;

               (xvi)    the loan classification; and

               (xvii) the Servicing Fee with respect to such Mortgage Loan, expressed as a rate per annum.

         Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Note: The original, executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

         Mortgage Pool: The aggregate of the Mortgage Loans identified on the Mortgage Loan Schedule.

         Mortgage Rate: As to any Mortgage Loan, the per annum rate at which interest accrues under the related Mortgage Note.

         Mortgaged Property: The underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single parcel of land improved by a Residential Dwelling.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Excess Spread: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is equal to the product of (i) the amount, if any, by which (a) the Optimal Interest Remittance Amount for such Distribution Date exceeds (b) the Current Interest payable with respect to the Certificates for such date and (ii) twelve, and the denominator of which is the Total Loan Balance for such date.

         Net Funds Cap: With respect to any Distribution Date, the per annum rate equal to the fraction, expressed as a percentage, the numerator of which is the product of (i) the Optimal Interest Remittance Amount for such date and
(ii) twelve, and the denominator of which is the Total Loan Balance for the immediately preceding Distribution Date.

         Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of, without duplication, Liquidation Expenses and net of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer. For all purposes of this Agreement, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

         Net Maximum Interest Rate: With respect to any Class of LIBOR Certificates and any Distribution Date, the per annum rate equal to (a) the weighted average (by Principal Balance) of the maximum interest rates applicable to the Adjustable Rate Mortgage Loans under the applicable Mortgage Notes and the Mortgage Rates applicable to the Fixed Rate Mortgage Loans, minus (b) the Total Expense Rate.

         Net Mortgage Rate: With respect to each Mortgage Loan at any time of determination, a rate equal to the Mortgage Rate on such Mortgage Loan minus the Total Expense Rate.

         Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of, without duplication, any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer. For all purposes of this Agreement, Net REO Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

         Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan. As of the Closing Date, each Mortgage Loan is a Non-MERS Mortgage Loan.

         Nonrecoverable Advances: With respect to any Mortgage Loan, (a) any Periodic Advance or Servicing Advance previously made and not reimbursed from late collections pursuant to Section 5.04(a), or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property, either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Trustee no later than the Business Day following such determination would not be ultimately recoverable pursuant to
Section 5.04(a).

         Non-United States Person: Any Person other than a United States
Person.

         Notional Certificate:  None.

         Offering Document:  The Prospectus.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President and the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries or a Servicing Officer of the Seller, the Servicer, or the Depositor, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, which opinion shall be reasonably acceptable in form and substance to the Trustee and delivered to the Trustee from counsel experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) is in fact independent of the Seller, the Servicer and the Trustee, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Servicer or the Trustee or in an Affiliate thereof and (iii) is not connected with the Seller or the Servicer or the Trustee as an officer, employee, director or person performing similar functions.

         Optimal Interest Remittance Amount: With respect to each Distribution Date, the product of (1)(x) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Due Period, divided by
(y) twelve, and (2) the Total Loan Balance for the immediately preceding Distribution Date.

         Original Pre-Funded Amount:  Not applicable.

         Originator: Long Beach Mortgage Company, a Delaware corporation, in its capacity as Originator under the Purchase Agreement.

         Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date, and which was not purchased by the Servicer, the Seller or the Originator prior to such Due Date.

         Overcollateralization Amount: With respect to any Distribution Date, the amount, if any, by which (x) the Total Loan Balance for such Distribution Date exceeds (y) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions on such Distribution Date.

         Overcollateralization Deficiency: With respect to any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the Certificate Principal Amounts of the Certificates resulting from the distribution of the Principal Remittance Amount (but not any Extra Principal Distribution Amount) on such Distribution Date, but before the allocation of any Applied Loss Amount on such Distribution Date.

         Overcollateralization Release Amount: With respect to any Distribution Date, the amount, if any, by which (a) the Overcollateralization Amount for such date exceeds (b) the Targeted Overcollateralization Amount for such date.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Owner-Occupied Mortgaged Property: A Residential Dwelling as to which the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

         Payahead: With respect to any Mortgage Loan and any Due Date therefor, any Monthly Payment received by the Servicer during any Due Period in addition to the Monthly Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date.

         Percentage Interest: With respect to a Regular Certificate and any date of determination, the portion evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the initial Certificate Principal Amount represented by such Certificate and the denominator of which is the initial Class Principal Amount or Class Notional Amount of such Class of Certificates. With respect to a Class R Certificate and any date of determination, the portion evidenced thereby as stated on the face of such Certificate.

         Periodic Advance: The aggregate of the advances with respect to Mortgage Loans and REO Properties required to be made by the Servicer on any Servicer Remittance Date pursuant to Section 5.21 hereof, the amount of any such advances being equal to the sum of: (i) with respect to the Mortgage Loans other than REO Properties as described in clause (ii) below, all Monthly Payments (net of the related Servicing Fee) other than any Balloon Payment on such Mortgage Loans that were Delinquent as of the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which an REO Disposition did not occur during the related Prepayment Period, an amount equal to the Monthly Payment (net of the related Servicing Fee) for the most recently ended Due Period for the related Mortgage Loan minus the net income from such REO Property transferred to the related Certificate Account for such Distribution Date, minus (iii) the amount of any advance otherwise required for such Distribution Date pursuant to clauses (i) and (ii) above which the Servicer has determined to be a Nonrecoverable Advance.

         Permitted Investments: As used herein, Permitted Investments shall be limited to the following:

              (a) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States and any obligation of, or guaranties by, FHLMC or FNMA (other than senior debt obligations and mortgage pass-through certificates guaranteed by FHLMC or FNMA) shall be a Permitted Investment; but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

              (b) federal funds and certificates of deposit, time and demand deposits and banker's acceptances (having original maturities of not more than 365 days) issued by any bank or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal or state banking authorities, provided that at the time of such investment or contractual commitment providing for such investment the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated in its highest rating by each Rating Agency; provided that any such certificates of deposit must be secured at all times by collateral described in clause (a) or (b) above, such collateral must be held by a third party and the Trustee must have a perfected first priority security interest in such collateral;

              (c) commercial paper (having original maturities of not more than 180 days) rated in its highest rating by each Rating Agency;

              (d) investments in money market funds rated in its highest rating by each Rating Agency, which funds are registered under the Investment Company Act of 1940 and whose shares are registered under the Act; and

              (e) other investments approved by the Rating Agencies in writing delivered to the Trustee;

provided that each such Permitted Investment shall be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code and that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

         Permitted Transferee: Any transferee of a Class R Certificate other than a Disqualified Non-United States Person or Disqualified Organization.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         Plan:  As defined in Section 4.02(m).

         Pre-Funded Amount:  Not applicable.

         Pre-Funding Account:  Not applicable.

         Pre-Funding Period:  Not applicable.

         Prepayment Interest Excess: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Prepayment Period and from the first day through the 15th day of a calendar month of a Principal Prepayment in Full, an amount equal to any payment of interest received in connection with such Principal Prepayment in Full, less the Servicing Fee, representing interest accrued after the Due Date in such Prepayment Period.

         Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject during the related Prepayment Period of a Curtailment or of a Principal Prepayment in Full from the 16th day through the last day of a calendar month, an amount equal to (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to the Mortgage Rate minus the rate at which the Servicing Fee is calculated minus (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment in Full or Curtailment less the Servicing Fee for such Mortgage Loan in such month.

         Prepayment Period: With respect to any Distribution Date, the period beginning on the Cut-off Date, in the case of the first Distribution Date, and on the day immediately following the close of the immediately preceding Prepayment Period, in the case of each succeeding Distribution Date, and ending on the 15th day (or if that day is not a Business Day, the immediately preceding Business Day) of the month in which that Distribution Date occurs.

         Prepayment Premium: Any prepayment fee, penalty, charge or premium paid by a Mortgagor under the terms of the related Mortgage Note in connection with a Principal Prepayment in Full or Curtailment.

         Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date preceding such date of determination as specified for such Due Date in the amortization schedule (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to Principal Prepayments in Full or Curtailments received prior to the close of the related Prepayment Period, Deficient Valuations incurred prior to such Due Date, to any Curtailments applied by the Servicer in reduction of the unpaid principal balance of such Mortgage Loan as of the close of the related Prepayment Period and to the payment of principal due on or before such Due Date and irrespective of any delinquency in payment by the related Mortgagor. The Principal Balance of a Mortgage Loan that becomes a Liquidated Mortgage Loan prior to the close of the related Prepayment Period shall be zero.

         Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (a) the Principal Remittance Amount minus any Overcollateralization Release Amount for such date and (b) any Extra Principal Distribution Amount for such date.

         Principal Prepayment in Full: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date.

         Principal Remittance Amount: With respect to any Distribution Date, the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Monthly Payments on the Mortgage Loans during the related Due Period, (ii) all Principal Prepayments in Full and all Curtailments received during the related Prepayment Period, (iii) the outstanding principal balance of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Adjustment paid with respect to the Mortgage Loans during the related Prepayment Period allocable to principal, and (v) all Net Liquidation Proceeds, Insurance Proceeds, Net REO Proceeds, Released Mortgaged Property Proceeds and other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, as reduced, in each case to the extent applicable, without duplication, by unreimbursed Periodic Advances and Nonrecoverable Advances due to the Servicer or the Trustee, to the extent allocable to principal and as provided in this Agreement.

         Proprietary Lease: With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

         Prospectus: The prospectus supplement dated July 26, 1999, together with the accompanying prospectus dated July 26, 1999, relating to the Class A, Class M1, Class M2 and Class B Certificates.

         Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of July 1, 1999, among the Originator, the Seller and the Depositor.

         Qualified Mortgage: "Qualified Mortgage" shall have the meaning set forth in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto) (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any similar provision).

         Qualified Substitute Mortgage Loan: A mortgage loan substituted by the Originator for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all Monthly Payments due and received in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Principal Balance of the Deleted Mortgage Loan and not less than 90% of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be paid by the Originator in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Mortgage Rate not less than the Mortgage Rate of the Deleted Mortgage Loan, (iv) have a Servicing Fee Rate as provided herein for all Mortgage Loans subject to this Agreement, (v) with respect to each Adjustable Rate Mortgage Loan, have a minimum rate not less than that of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, have a maximum rate not less than that of the Deleted Mortgage Loan,
(vii) with respect to each Adjustable Rate Mortgage Loan, have a margin not less than that of the Deleted Mortgage Loan, (viii) with respect to each Adjustable Rate Mortgage Loan, have a periodic rate cap equal to that of the Deleted Mortgage Loan, (ix) have a Loan-to-Value Ratio equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan, (x) with respect to each Adjustable Rate Mortgage Loan, have the same adjustment frequency as that of the Deleted Mortgage Loan, (xi) with respect to each Adjustable Rate Mortgage Loan, have the same Index as the Deleted Mortgage Loan, (xii) comply as of the date of substitution with each representation and warranty set forth in
Section 6 of the Purchase Agreement, (xiii) be in the same credit grade category as the Deleted Mortgage Loan (xiv) have a Prepayment Premium of the same type as that of the Deleted Mortgage Loan, (xv) is of the same or better property type or is a single family dwelling and the same or better occupancy status or is a primary residence as the Mortgage Loan being replaced, (xvi) shall be a first lien on the Mortgaged Property, (xvii) shall not provide for a Balloon Payment (and if such related Mortgage Loan provided for a Balloon Payment, such Qualified Substitute Mortgage Loan shall have an original maturity of not less than the original maturity of such related Mortgage
Loan), (xviii) shall be a fixed rate Mortgage Loan or an Adjustable Rate Mortgage Loan if the Mortgage Loan being replaced is an Adjustable Rate Mortgage Loan, (xix) satisfies the criteria set forth from time to time in the definition thereof at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to the Trust, (xx) satisfies the representations and warranties set forth in Sections 5(b)(viii), (xii) and (xiv) of the Purchase Agreement, (xxi) shall not be 30 days or more delinquent, (xxii) with respect to each Adjustable Rate Mortgage Loan, shall have a next adjustment date not more than two months later than the next adjustment date of the Deleted Mortgage Loan, and (xxiii) shall have the same Due Date as the Mortgage Loan being replaced.

         In the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the foregoing tests may be met on a weighted average basis, except that the requirements of clauses (ii), (iii),
(v), (vi), (vii), (viii), (ix), (x), (xi), (xii), (xiii), (xix), (xx), (xxii), and (xxiii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan.

         Rating Agency:  Each of Moody's, S&P and Fitch.

         Realized Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the Prepayment Period preceding such Distribution Date, equal to (i) the unpaid principal balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month in which such Mortgage Loan became a Liquidated Mortgage Loan, plus, without duplication, the amount of any Periodic Advances and Servicing Advances paid by the related Mortgagor, minus (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

         Recognition Agreement: With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

         Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month immediately preceding the month of such Distribution Date.

         Reference Banks:  As defined in Section 6.14.

         Regular Certificate: Each Certificate other than a Residual
Certificate.

         Regular Certificateholder:  Each Holder of a Regular Certificate.

         Released Mortgaged Property Proceeds: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, Accepted Servicing Practices and this Agreement.

         Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Relief Act Shortfall: With respect to any Distribution Date and each Mortgage Loan as to which there has been a reduction in the amount of interest collected with respect to the related Due Period as a result of application of the Relief Act, the amount by which (a) interest collectible on such Mortgage Loan during such Due Period is less than (b) one month's interest on the Principal Balance of such Mortgage Loan at the applicable Mortgage Rate before giving effect to the Relief Act.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Maturity Date:  August 25, 2031.

         REMIC Opinion:  As defined in Section 10.02.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations promulgated thereunder and published rulings, notices and announcements, as the foregoing may be in effect from time to time.

         REO Acquisition: The acquisition of any REO Property pursuant to
Section 5.12.

         REO Disposition: The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

         REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Fund.

         REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitations, proceeds from the rental of the related REO Property).

         REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

         Representation Letter: Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Book-Entry Certificates registered in the Certificate Register under the nominee name of the Depository.

         Request for Release: A request for release in substantially the form attached as Exhibit H hereto.

         Required Reserve Fund Deposit: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the amount by which (a) the sum of any Basis Risk Shortfall, any Unpaid Basis Risk Shortfall, and the product of 1.00% and the Total Loan Balance for such date exceeds (b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the amount by which (a) the sum of any Basis Risk Shortfall, any Unpaid Basis Risk Shortfall, and $1,000 exceeds (b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date.

         Reserve Interest Rate:  As defined in Section 6.14.

         Residential Dwelling: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development, a townhouse or a manufactured housing unit which is non-mobile.

         Residual Certificate:  Any Class R Certificate.

         Residual Certificateholder:  Any Holder of a Residual Certificate.

         Responsible Officer: When used with respect to the Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, Assistant Treasurer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who has direct responsibility for the administration of this Agreement or to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Seller or the Servicer, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

         Restricted Certificate:  Any Class R Certificate.

         S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         SEC:  As defined in Section 5.10.

         Security Agreement: With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

         Seller: German American Capital Corporation, a Maryland corporation, or its successor in interest.

         Senior Certificate:  Any Class A Certificate.

         Senior Enhancement Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Certificate Principal Amount of the Class M1, Class M2 and Class B Certificates and the Overcollateralization Amount (which amount, for purposes of this definition, shall not be less than zero), in each case calculated after giving effect to distributions on such date, and the denominator of which is the Total Loan Balance for such date.

         Senior Mortgage Loan: With respect to any Junior Mortgage Loan, a mortgage loan on the related Mortgaged Property that is senior to the lien provided by such Junior Mortgage Loan.

         Senior Principal Distribution Amount: With respect to any Distribution Date, the amount, if any, by which (x) the Class Principal Amount of the Class A Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (i) the product of (A) if a Cumulative Loss Trigger Event has not occurred with respect to such date, 58.00%, and if a Cumulative Loss Trigger Event has occurred with respect to such date, 53.50%, and (B) the Total Loan Balance for such Distribution Date and (ii) the amount, if any, by which the Total Loan Balance for such Distribution Date exceeds $2,084,305.

         Servicer: Long Beach Mortgage Company, a Delaware corporation, or any successor appointed as herein provided.

         Servicer Remittance Date: With respect to any Distribution Date, the 24th day of the month in which such Distribution Date occurs, or if such 24th day is not a Business Day, the Business Day immediately preceding such 24th day.

         Servicer Termination Test: The Servicer Termination Test is satisfied for any date of determination if the Cumulative Loss Percentage for such period does not exceed 7.00%.

         Servicing Account:  The account created and maintained pursuant to
Section 5.09.

         Servicing Advances: All reasonable and customary "out-of-pocket" costs and expenses relating to a borrower default or delinquency or other unanticipated event incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property including, without limitation, taxes and insurance costs, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Sections 5.05, 5.07, 5.09, 5.12 or 5.21(b), all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Section 5.04.

         Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 5.14.

         Servicing Fee: As to each Mortgage Loan, the annual fee payable to the Servicer and the related Subservicer, if any, as indicated on the related Mortgage Loan Schedule. Such fee shall be equal to the product the Servicing Fee Rate and the outstanding principal balance of the Mortgage Loans at the start of the related Due Period. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same principal amount and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

         Servicing Fee Rate:  0.50% per annum.

         Servicing Officer: Any employee of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

         Startup Day: The day designated as such pursuant to Section 10.01(b) hereof.

         Stepdown Date: The earlier to occur of (a) the first Distribution Date after the Class Principal Amount of the Senior Certificates has been reduced to zero and (b) the later to occur of (x) the Distribution Date in August 2002 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries on the Mortgage Loans during the related Due Period but before giving effect to distributions on any Certificates on such Distribution Date) is greater than or equal to 42.00% if a Cumulative Loss Trigger Event has not occurred with respect to such date, or 46.50% if a Cumulative Loss Trigger Event has occurred with respect to such date.

         Subsequent Cut-off Date:  Not applicable.

         Subsequent Mortgage Loan:  Not applicable.

         Subsequent Transfer Date:  Not applicable.

         Subsequent Transfer Instrument:  Not applicable.

         Subservicer: Any Person that satisfies the requirements of Section
5.02 with which the Servicer has entered into a Subservicing Agreement pursuant to the terms of this Agreement.

         Subservicing Agreement: The contract between the Servicer and any Subservicer.

         Substitution Adjustment: As to any date on which a substitution occurs pursuant to Sections 2.04 or 3.03, the sum of (i) the amount (if any) by which the aggregate unpaid principal balances of the Qualified Substitute Mortgage Loans (after application of principal payments received on or before the date of substitution of any Qualified Substitute Mortgage Loans as of the date of substitution), are less than the aggregate of the unpaid principal balances of the related Deleted Mortgage Loans, (ii) interest accrued and unpaid on the related Deleted Mortgage Loans, (iii) the amount of any Servicing Advances remaining unreimbursed with respect to such Deleted Mortgage Loans and (iv) the amount of any Servicing Advances reimbursed other than from collections or other recoveries in respect of such Deleted Mortgage Loans.

         Targeted Cumulative Loss Percentage: With respect to any Distribution Date occurring during the time periods set forth below, the percentage specified below for such time period:

                                                         Targeted Cumulative
             Periods (dates inclusive)                     Loss Percentage
             -------------------------                    ------------------
             August 1999      - July 2000............               0.25%
             August 2000      - July 2001............               0.75%
             August 2001      - July 2002............               1.75%
             August 2002      - July 2003............               3.25%
             August 2003 and thereafter..............               4.25%

         Targeted Overcollateralization Amount: With respect to any Distribution Date (a) prior to the Stepdown Date, and if a Cumulative Loss Trigger Event has not occurred for such Distribution Date, the product of 3.50% and the Cut-off Date Balance; (b) prior to the Stepdown Date, and if a Cumulative Loss Trigger Event has occurred for such Distribution Date, the product of 5.75% and the Cut-off Date Balance; (c) on and after the Stepdown Date, and if a Cumulative Loss Trigger Event has not occurred for such Distribution Date, the greater of (i) the product of 7.00% and the Total Loan Balance for the related Distribution Date, and (ii) the product of 0.50% and the Cut-Off Date Balance; and (d) on and after the Stepdown Date, and if a Cumulative Loss Trigger Event has occurred for such Distribution Date, the greater of (i) the product of 11.50% and the Total Loan Balance for such Distribution Date, and (ii) the product of 0.50% and the Cut-off Date Balance.

         Tax Matters Person: The Person or Persons appointed pursuant to
Section 10.01(c) from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions) of the Trust Fund.

         Tax Return: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, "Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation", or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws in connection with the Trust Fund.

         Three Month Delinquency Rate: With respect to any Distribution Date, the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding Due Periods.

         Total Distribution Amount: With respect to any Distribution Date, the sum of the Interest Remittance Amount for such date, the aggregate of the Principal Remittance Amounts for such date and the aggregate of the Prepayment Premiums received by the Servicer during the Prepayment Period immediately preceding such date.

         Total Expense Rate: With respect to any Distribution Date, the sum of the Servicing Fee Rate and the Trustee Fee Rate for such date.

         Total Loan Balance: The aggregate of the Principal Balances of all Mortgage Loans at the date of determination.

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

         Transfer Affidavit And Agreement: As defined in Section 4.02(j).

         Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor: Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

         Trust Fund: The segregated pool of assets subject hereto, constituting the trust created hereby and to be administered hereunder, consisting of: (a) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all collections thereon and proceeds thereof due after the Cut-off Date, (b) such assets as from time to time are identified as deposited in the Certificate Account, (c) such assets as from time to time are identified as REO Property and collections thereon and proceeds thereof, (d) assets that are deposited in the Accounts, including amounts on deposit in the Accounts and invested in Permitted Investments, (e) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any Insurance Proceeds, (f) Liquidation Proceeds, (g) Released Mortgaged Property Proceeds, (h) REO Proceeds, (i) the rights (but not the obligations) of the Depositor under the Purchase Agreement to the extent assigned to the Trustee hereunder, (j) the Basis Risk Reserve Fund, including amounts on deposit from time to time therein, (k) the Depositor's security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties, and (l) any and all proceeds of the foregoing.

         Trustee: First Union National Bank, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

         Trustee Fee: As to any Distribution Date, the fee payable to the Trustee in respect of its services as Trustee that accrues at a monthly rate equal to the product of 1/12 of the Trustee Fee Rate and Total Loan Balance of each Mortgage Loan as of the immediately preceding Due Date.

         Trustee Fee Rate:  0.0095% per annum.

         Trustee Remittance Report:  As defined in Section 6.07.

         UCC: The Uniform Commercial Code in effect in the applicable jurisdiction.

         UCC Financing Statement: A financing statement executed and filed pursuant to the UCC.

         United States Person: (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

         Unpaid Basis Risk Shortfall: With respect to any Distribution Date and any Certificate, the aggregate of all Basis Risk Shortfalls with respect to such Certificate remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable Interest Rate (calculated without giving effect to the applicable Net Funds Cap).

         Unpaid REO Amortization: As to any REO Mortgage Loan and any month, the aggregate of the installments of principal and accrued interest (adjusted to the related Net Mortgage Rate) deemed to be due in such month and in any prior months that remain unpaid, calculated in accordance with Section 5.12.

         Section 1.02. Provisions of General Application. (a) All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

         (b) The terms defined in this Article include the plural as well as the singular.

         (c) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. All references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

         (d) Reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

         (e) All calculations of interest (other than with respect to the Mortgage Loans, or as otherwise specifically set forth herein) provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage.

         (f) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Servicer, provided, however, that for purposes of calculating distributions on the Certificates, Prepayments in Full and Curtailments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with customary servicing practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding principal balance of such Mortgage Loan on which interest accrues.

                                  ARTICLE II
                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01. Conveyance of Mortgage Loans; Special Deposit; Priority and Subordination of Ownership Interests. (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee without recourse but subject to the provisions of this Section 2.01 and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Mortgage Loans (other than interest and principal due thereon on or before the Cut-off Date), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders. In connection with such transfer and assignment, the Depositor does hereby also irrevocably transfer, assign, set over and otherwise convey to the Trustee all of its rights under the Purchase Agreement, other than Section 17 thereof. The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Purchase Agreement as if, for such purpose, it were the Depositor.

         (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Regular Certificateholders to receive payments in respect of the Regular Certificates. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Certificate Account and the Basis Risk Reserve Fund from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

         (c) It is intended that the conveyance of the Mortgage Loans and the other assets to be included in the Trust Fund by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Mortgage Loans and the other assets to be included in the Trust Fund by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans and such other assets by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans and the other assets to be included in the Trust Fund are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and such other assets, then it is intended that, (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all Liquidation Proceeds, all Insurance Proceeds, all REO Proceeds, all Released Mortgaged Property Proceeds, all amounts from time to time held or invested in the Certificate Account, the Collection Account or the Basis Risk Reserve Fund, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of the Seller's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A) and (B) granted by the Seller to the Depositor pursuant to the Purchase Agreement; (c) the possession by the Trustee or its agent of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and, at the Depositor's direction, the Seller and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and other property of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

         Section 2.02. Possession of Mortgage Files; Access to Mortgage Files.
(a) Upon the issuance of the Certificates, the ownership of each Mortgage Note, the Mortgage and the contents of the Mortgage File related to each Mortgage Loan is vested in the Trustee for the benefit of the Certificateholders.

         (b) The Depositor has delivered or caused to be delivered the Mortgage File related to each Mortgage Loan to the Trustee or the Custodian on behalf of the Trustee.

         (c) As provided in Section 9.11, the Trustee may enter into a custodial agreement pursuant to which the Trustee will appoint a custodian (a "Custodian") to hold the Mortgage Files in trust for the benefit of all present and future Certificateholders; provided, however, that the Custodian so appointed shall in no event be the Depositor or the Servicer or any Person known to a Responsible Officer of the Trustee to be an Affiliate of the Depositor or the Servicer.

         (d) The Trustee shall cause the Custodian to afford the Depositor and the Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior notice and during normal business hours at the offices of the Custodian.

         Section 2.03. Delivery of Mortgage Loan Documents. In connection with each conveyance pursuant to Section 2.01 hereof, the Depositor has delivered or does hereby agree to deliver or cause to be delivered to the Trustee (or the Custodian on behalf of the Trustee) on or before the Closing Date, the Mortgage Loan Schedule and each of the following documents for each Mortgage Loan sold by the Seller to the Depositor and sold by the Depositor to the Trust Fund:

         (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Originator, endorsed by the Originator without recourse in the following form: "Pay to the order of __________________, without recourse" and signed manually or by facsimile in the name of the Originator by an authorized officer;

         (ii) The original Mortgage with evidence of recording indicated thereon;

         (iii) An original assignment of the Mortgage, in form acceptable for recordation in the jurisdiction in which the related Mortgaged Property is located (except for the assignee's name and recordation information not yet received), such assignment to be in blank and signed in the name of the Originator by an authorized officer; (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Originator;

         (v) Any assumption, modification, consolidation or extension agreements (with evidence of recording thereon);

         (vi) The original policy of title insurance (or the original commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

         (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan.

         With respect to each Non-MERS Mortgage Loan as to which the Depositor has received recording information by the Closing Date, the Depositor shall cause, within 30 days following the Closing Date, and with respect to each other Non-MERS Mortgage Loan, the Depositor shall cause, within 30 days of receipt of such recording information, Assignments of Mortgages to "First Union National Bank, as Trustee of ACE Securities Corp. Home Equity Loan Trust 1999-LB2 under the Pooling and Servicing Agreement dated as of July 1, 1999" to be submitted for recording in the appropriate jurisdictions; provided, that the Depositor shall not be required to record an Assignment of Mortgage if the Depositor furnishes to the Trustee, on or before the Closing Date, at the Depositor's expense, an Opinion of Counsel with respect to the relevant jurisdiction that such recording is not necessary to protect the Trustee's interest in the related Mortgage Loans (in form and substance satisfactory to the Trustee and the Rating Agencies); provided further, notwithstanding the delivery of any legal opinions, each Assignment of Mortgage shall be recorded by the Trustee upon the earliest to occur of: (i) the occurrence of an Event of Default, or (ii) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Originator.

         The Depositor shall deliver the title insurance policy or title searches, the original Mortgages and such recorded assignments, together with originals or duly certified copies of any and all prior assignments (other than unrecorded warehouse assignments), to the Trustee or its Custodian, within 15 days of receipt thereof by the Originator (but in any event, with respect to any Mortgage as to which original recording information has been made available to the Originator, within 12 months after the Closing Date).

         In instances where the original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage) cannot be delivered to the Trustee or its Custodian prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Depositor may in lieu of delivering such original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage), deliver to the Trustee or its Custodian a copy thereof, provided that the Originator provides a copy of such document and certifies that the original Mortgage or intervening assignment (other than the Assignment of Mortgage) has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or binder therefor. In all such instances, the Depositor will deliver or cause to be delivered the original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage) to the Trustee or its Custodian promptly upon receipt by the Originator of the original recorded Mortgage or intervening assignment (other than the Assignment of Mortgage) but in no event later than 12 months after the Closing Date.

         Notwithstanding anything to the contrary contained in this Section 2.03, in those instances where the public recording office retains the original Mortgage, the Assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder (and the Originator shall be deemed to have satisfied its obligations under the Purchase Agreement) upon delivery to the Trustee or its Custodian of a copy of such Mortgage, such Assignment or intervening assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         With respect to each MERS Mortgage Loan, the Trustee and the Servicer, at the expense of the Depositor, shall cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         Within a period of 30 days from the Closing Date, the Trustee shall, or shall cause the Custodian to, complete the endorsement of each Mortgage Note and each Assignment of Mortgage and assignment of leases, if any, in the name of the Trustee on behalf of the Trust Fund.

         (b) In the event that any such original document is required pursuant to the terms of this Section 2.03 to be a part of a Mortgage File, such document shall be delivered promptly by the Depositor to the Trustee or its Custodian. If the Servicer receives any such original document, the Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the Mortgage Loans or the Mortgage Files, and shall transfer such original to the Trustee or the Custodian on behalf of the Trustee.

         Section 2.04. Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee. (a) The Trustee agrees to execute and deliver, or cause to be executed and delivered, to the Depositor, the Servicer and the Seller with respect to each Mortgage Loan, on or prior to the Closing Date, an acknowledgment of receipt of the original Mortgage Note (with any exceptions noted), and, subject to the review provided for in this Section, its receipt of the Mortgage Files in substantially the form attached as Exhibit E hereto and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee (or the Custodian on behalf of the Trustee), as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review, or cause to be reviewed, each Mortgage File within 45 Business Days after the Closing Date (with respect to the Mortgage Loans), and to deliver or cause to be delivered to the Seller, the Servicer and the Depositor a certification of the Trustee or the Custodian on behalf of the Trustee substantially in the form attached hereto as Exhibit F to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession and that the Mortgage Notes have been endorsed as provided in Section 2.03,
(ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and
(iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity. The Trustee makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of any of the documents contained in each Mortgage File or of any of the Mortgage Loans or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Within 180 days after the Closing Date, the Trustee shall deliver or cause to be delivered to the Servicer, the Seller and the Depositor a final certification of the Trustee or the Custodian substantially in the form attached hereto as Exhibit G to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to Section 2.03 are in its possession and that the Mortgage Notes have been endorsed as provided in Section 2.03, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity.

         (b) If the Trustee (or its Custodian) during the process of reviewing the Mortgage Files or otherwise finds any document constituting a part of a Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.03 or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee shall promptly so notify the Servicer, the Seller and the Originator. In performing any such review, the Trustee (or its Custodian) may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's (or its Custodian's) review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.03 have been executed and received and relate to the Mortgage Files identified in the related Mortgage Loan Schedule and such documents conform to the standard set forth in clauses (ii) and (iii) of the immediately preceding paragraph. The Trustee shall enforce its rights as to any defective Mortgage Loan document against the Seller and the Originator under the Purchase Agreement for the benefit of Certificateholders. It is understood and agreed that the Depositor has assigned to the Trustee certain of its rights under the Purchase Agreement including the right to enforce any remedy against the Seller and the Originator thereunder (other than under Section 17 thereof). For purposes of calculating the amount the Servicer is required to remit on the Servicer Remittance Date following such repurchase or substitution, any Loan Purchase Price or Substitution Adjustment that is paid and deposited in the related Collection Account as provided above shall be deemed to have been deposited in the related Collection Account in the Prepayment Period preceding such Servicer Remittance Date.

         (c) Upon receipt by the Trustee or its Custodian of a certification of a Servicing Officer of such substitution or purchase (which certification shall be in the form of Exhibit H hereto) and, in the case of a substitution, upon receipt of the related Mortgage File, and the deposit of the amounts described above in the Collection Account, the Trustee shall, or shall cause the Custodian to, release to the Servicer for release to the Seller and the Originator, as applicable, the related Mortgage File and shall execute, without recourse, and deliver such instruments of transfer furnished by the Seller and the Originator, as applicable, as may be necessary to transfer such Mortgage Loan to the Seller and the Originator, as applicable.

         Section 2.05. Execution of Certificates. The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files relating thereto to the Custodian on behalf of the Trustee and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Mortgage Files and the other assets included in the definition of Trust Fund, Certificates duly authenticated by the Trustee in Authorized Denominations evidencing the entire ownership of the Trust Fund.

         Section 2.06. Further Action Evidencing Assignment. (a) The Depositor agrees that, from time to time, at the Seller's expense, the Depositor shall cause the Seller promptly to execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Servicer or the Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Trust Fund or to enable the Trustee to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Depositor will, upon the request of the Servicer or of the Trustee, execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

         (b) The Depositor hereby grants to the Servicer and the Trustee, and this Agreement shall constitute, a power of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

         Section 2.07. Conveyance of the Subsequent Mortgage Loans. [Not applicable.]

                                 ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

         Section 3.01. Representations of the Servicer. The Servicer hereby represents and warrants to the Trustee, the Depositor and the Certificateholders as of the Closing Date:

         (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

         (b) The Servicer has the full corporate power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor and the Trustee, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

         (c) The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (A) result in a breach of any term or provision of the charter or by-laws of the Servicer or (B) conflict with, result in breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer's knowledge, would in the future materially and adversely affect, (x) the ability of the Servicer to perform its obligations under this Agreement or
(y) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

         (d) The Servicer is an approved seller/servicer for Fannie Mae or Freddie Mac in good standing and is a HUD approved mortgagee pursuant to
Section 203 of the National Housing Act;

         (e) No litigation is pending, or to the best of the Servicer's knowledge, threatened, against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Service to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof; and

         (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Service has obtained the same.

         It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee or to a Custodian, as the case may be, and inure to the benefit of the Trustee and the Certificateholders. Section 3.02. Representations, Warranties and Covenants of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee, the Servicer and the Certificateholders that as of the date of this Agreement or as of such date specifically provided herein:

         (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate transactions contemplated by, this Agreement;

         (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the Servicer and the Trustee, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

         (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or by-laws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

         (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the validity or enforceability of the Mortgage Loans or the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

         (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that would materially and adversely affect its performance hereunder;

         (h) Immediately prior to the sale and assignment by the Depositor to the
Trustee on behalf of the Trust Fund of each Mortgage Loan, the Depositor had good title to, and was the sole owner of, each Mortgage Loan subject to no prior lien, claim, participation interest, mortgage, security interest, pledge, charge or other encumbrance or other interest of any nature;

         (i) Upon execution and delivery of this Agreement the Depositor transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust Fund; and

         (j) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws of any similar statutory provisions in effect in any applicable jurisdiction.

         It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Trustee or to the Custodian, as the case may be, and shall inure to the benefit of the Trustee, the Servicer and the Certificateholders.

         Section 3.03. Purchase And Substitution. (a) Upon discovery by the Seller, the Depositor, the Servicer or the Trustee of a breach of any of representation or warranty set forth in Section 5 or Section 6 of the Purchase Agreement which materially and adversely affects the value of any Mortgage Loan or the interests of Certificateholders, the party discovering such breach shall give prompt written notice to the others, and the Trustee shall enforce its rights as to any Mortgage Loan with respect to which such a breach of representation or warranty has occurred against the Seller or the Originator, as applicable, under the Purchase Agreement for the benefit of Certificateholders.

         (b) Any Loan Purchase Price paid in connection with the repurchase of a Deleted Mortgage Loan, and any Substitution Adjustment paid in connection with the substitution of a Qualified Substitute Mortgage Loan, shall be deposited into the Collection Account.

         (c) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution (which date shall not be later than two years after the Closing Date). Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Seller or the Originator, as applicable. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Seller or the Originator, as applicable, will thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

         (d) With respect to each Qualified Substitute Mortgage Loan to be delivered to the Trustee (or its Custodian) pursuant to the terms of this
Article III in exchange for a Deleted Mortgage Loan: (i) the Seller or the Originator, as applicable, shall deliver to the Trustee (or its Custodian) the Mortgage File for the Qualified Substitute Mortgage Loan containing the documents set forth in Section 2.03(a) along with a written certification certifying as to the delivery of such Mortgage File and containing the granting language set forth in Section 2.01(a); and (ii) the Seller or the Originator, as applicable, will be deemed to have made, with respect to such Qualified Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan. As soon as practicable after the delivery of any Qualified Substitute Mortgage Loan hereunder, the Servicer, at the expense of the Depositor and with the cooperation of the Servicer, shall (i) with respect to a Qualified Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded if required pursuant to Section 2.03, or (ii) with respect to a Qualified Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.03.

         (e) It is understood and agreed that the obligations of the Seller and the Originator set forth in Sections 4, 5, 6 and 7 of the Purchase Agreement to cure, purchase or substitute for a defective Mortgage Loan constitute the sole remedies of the Trustee and the Certificateholders respecting a breach of the representations and warranties of the Seller and the Originator set forth in Sections 5 and 6 of the Purchase Agreement. In addition, it is understood and agreed that the Depositor has assigned to the Trustee all of its rights under the Purchase Agreement (other than Section
17), including the right to enforce any remedy against the Seller or the Originator as provided in Section 7 thereof. The Trustee shall give prompt written notice to the Rating Agencies of any repurchase or substitution made pursuant to this Section 3.03 or Section 2.04(b).

                                  ARTICLE IV
                               THE CERTIFICATES

         Section 4.01. The Certificates. The Certificates shall be substantially in the forms annexed hereto as Exhibits B-1 and B-2. The Certificates shall be issued in Authorized Denominations only. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer and authenticated by the manual or facsimile signature of an authorized officer. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the authorized officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

         Section 4.02. Registration of Transfer and Exchange of Certificates.
(a) The Trustee, as registrar, shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfer of Certificates. The Trustee hereby appoints the Certificate Registrar for the purpose of registering Certificates and transfers of Certificates as herein provided.

         (b) All Certificates issued upon any registration of transfer or exchange of Certificates shall be valid evidence of the same ownership interests in the Trust Fund and entitled to the same benefits under this Agreement as the Certificates surrendered upon such registration of transfer or exchange.

         (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         (d) No service charge shall be made to a Holder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates; any other expenses in connection with such transfer or exchange shall be an expense of the Trust Fund.

         (e) It is intended that the Book-Entry Certificates be registered so as to participate in a global book-entry system with the Depository, as set forth herein. Each Class of Book-Entry Certificates shall, except as otherwise provided in the next paragraph, be initially issued in the form of a single fully registered Book-Entry Certificate of such Class with a denomination equal to the initial Certificate Principal Amount of such Class. Upon initial issuance, the ownership of each such Book-Entry Certificate shall be registered in the Certificate Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository. The Depositor and the Trustee are hereby authorized to execute and deliver the Representation Letter with the Depository. With respect to Book-Entry Certificates registered in the Certificate Register in the name of Cede & Co., as nominee of the Depository, the Depositor, the Seller, the Servicer and the Trustee shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Book-Entry Certificates from time to time as a Depository. Without limiting the immediately preceding sentence, the Depositor, the Seller, the Servicer and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to any Ownership Interest, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any notice with respect to the Book-Entry Certificates or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Certificateholder, of any amount with respect to any distribution of principal or interest on the Book-Entry Certificates. No Person other than a Certificateholder shall receive a certificate evidencing such Book-Entry Certificate. Upon delivery by the Depository to the Trustee of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Certificateholders appearing as Certificateholders at the close of business on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository.

         (f) In the event that (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Depository is unable to locate a qualified successor or (ii) the Depositor at its sole option elects to terminate the book-entry system through the Depository, the Book-Entry Certificates shall no longer be restricted to being registered in the Certificate Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Book-Entry Certificates shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Depositor, or such depository's agent or designee but, if the Depositor does not select such alternative global book-entry system, then the Book-Entry Certificates may be registered in whatever name or names Certificateholders transferring Book-Entry Certificates shall designate, in accordance with the provisions hereof; provided, however, that any such reregistration shall be at the expense of the Depositor.

         (g) Notwithstanding any other provision of this Agreement to the contrary, so long as any Book-Entry Certificate is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Book-Entry Certificates as the case may be and all notices with respect to such Book-Entry Certificates as the case may be shall be made and given, respectively, in the manner provided in the Representation Letter.

         (h) Except as provided in Section 4.02(i), no transfer, sale, pledge or other disposition of a Restricted Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Act, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Restricted Certificate is to be made under this Section 4.02(h), (i) the Depositor may direct the Trustee to require an Opinion of Counsel in form and substance satisfactory to the Trustee and the Depositor that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Servicer, provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor or any affiliate thereof, to a non-affiliate of the Depositor and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit O hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit P hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Depositor or the Servicer, provided that such representation letter will not be required in connection with any transfer of any such Certificate by the Depositor to an affiliate of the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (i) Transfers of Restricted Certificates may be made in accordance with this Section 4.02(i) if the prospective transferee of a Restricted Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit Q attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor or the Servicer, and which investment letter states that, among other things, such transferee is a "qualified institutional buyer" as defined under Rule 144A under the Act. Such transfers shall be deemed to have complied with the requirements of
Section 4.02(h) hereof; provided, however, that no Transfer of any of the Restricted Certificates may be made pursuant to this Section 4.02(i) by the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (j) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Depositor or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause
(vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

         (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement") attached hereto as Exhibit I from the proposed Transferee, in form and substance satisfactory to the Trustee, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(j) and agrees to be bound by them.

         (iii) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (ii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

         (iv) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate (attached hereto as Exhibit J) to the Trustee stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

         (v) The Trustee will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trustee shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is not a Disqualified Non-United States Person and is not a Disqualified Organization. Transfers of the Residual Certificates to Disqualified Non-United States Persons and Disqualified Organizations are prohibited.

         (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
     4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall notify the Depositor upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Residual Certificate was not in fact permitted by this Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

         (k) The Trustee shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions, all information necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person who is a Disqualified Organization. The Trustee may charge and shall be entitled to reasonable compensation for providing such information as may be required from those Persons which may have had a tax imposed upon them as specified in clauses (A) and (B) of this paragraph for providing such information.

         (l) No transfer of an ERISA-Restricted Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit K hereto from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Depositor to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Depositor to any obligation in addition to those undertaken in this Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Depositor. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

         (m) No transfer of a Residual Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of such Residual Certificate provides the Servicer and the Trustee with a certification of facts and, at the prospective transferee's expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code. In the absence of their having received the certification of facts or Opinion of Counsel contemplated by the preceding sentence, the Trustee and the Servicer shall require the prospective transferee of any Residual Certificate to certify in the form of Exhibit O or Exhibit Q that (A) it is neither (i) a Plan nor (ii) a Person who is directly or indirectly purchasing a Residual Certificate on behalf of, as named fiduciary of, as trustee of, or with assets, of a Plan and (B) all funds used by such transferee to purchase such Certificates will be funds held by it in its general account which it reasonably believes do not constitute "plan assets" of any Plan.

         (n) Subject to the restrictions set forth in this Agreement, upon surrender for registration of transfer of any Certificate at the office or agency of the Trustee located in New York, New York, the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be cancelled by the Trustee.

         All Certificates surrendered for registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. No Certificate shall be authenticated in lieu of or in exchange for any Certificate canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Certificates may be held by the Trustee in accordance with its standard retention policy.

         Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and their fees and expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

         Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer and subject to the provisions of
Section 4.02 and Article X, the Servicer, the Depositor, the Seller and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.05 and for all other purposes whatsoever, and the Servicer, the Depositor, the Seller and the Trustee shall not be affected by notice to the contrary.

                                  ARTICLE V
              ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 5.01. Appointment of the Servicer. Acting directly or through one or more Subservicers as provided in Section 5.02, the Servicer shall service and administer the Mortgage Loans on behalf of the Trustee and in the best interests of and for the benefit of the holders of Certificates in accordance with this Agreement and the terms of the respective Mortgage Loans, and Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable but without regard to: (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Mortgagor; (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer; (iii) the Servicer's obligation to make Periodic Advances or Servicing Advances; or (iv) the Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

         Subject to Section 5.02 hereof, the Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Mortgage Loans through a Subservicer as it may from time to time designate, but no such designation of a Subservicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Subservicer shall have the rights and powers of the Servicer which have been delegated to such Subservicer with respect to such Mortgage Loans under this Agreement; provided, however, the Servicer shall remain primarily liable for all duties and obligations of the Servicer hereunder.

         Without limiting the generality of the foregoing, but subject to Sections 5.12 and 5.13, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property in the name of the Servicer on behalf of the Trustee, and (iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee. The Trustee hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the provisions of this paragraph; provided, however, that instruments of satisfaction, cancellation, release or discharge shall only be executed with respect to Mortgage Loans paid in full or foreclosed (or with respect to which payment in full has been escrowed). Revocation of the power of attorney created by the preceding sentence shall take effect upon (i) the receipt by the Servicer of written notice thereof from the Trustee, (ii) an Event of Default or (iii) the termination of the Trust Fund. The Trustee shall execute any documentation furnished to it by the Servicer for recordation by the Servicer in the appropriate jurisdictions, as shall be necessary to effectuate the foregoing. Subject to Sections 5.12 and 5.13, the Trustee shall, if necessary, execute additional powers of attorney to the Servicer or any Subservicer and furnish them with any other documents as the Servicer or such Subservicer shall reasonably request to enable the Servicer and such Subservicer to carry out their respective servicing and administrative duties hereunder.

         Upon the request of the Trustee, the Servicer shall send to the Trustee the details concerning the servicing of the Mortgage Loans on computer generated tape, diskette or other machine readable format which is mutually agreeable.

         The Servicer shall give prompt written notice to the Trustee of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Trust Fund or (ii) assert jurisdiction over the Trust Fund.

         Servicing Advances incurred by the Servicer or any Subservicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Servicer or such Subservicer to the extent provided in Section 5.21(b) hereof.

         Section 5.02. Subservicers. (a) The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which, (v) is an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution, the deposit accounts of which are insured by the FDIC, (w) a FHLMC or FNMA approved mortgage servicer, (x) is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement, (y) has experience servicing mortgage loans that are similar to the Mortgage Loans and (z) has equity of not less than $5,000,000 (as determined in accordance with generally accepted accounting principles). The Servicer shall give written notice to the Trustee, the Certificateholders and the Rating Agencies of the appointment of any Subservicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any Subservicer has received such payments. Each Subservicer shall be required to service the Mortgage Loans in accordance with this Agreement and any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. Each Subservicing Agreement shall provide that the Trustee (if acting as successor Servicer) or any other successor Servicer shall have the option to terminate such agreement without payment of any fees if the original Servicer is terminated or resigns. The Servicer shall deliver to the Trustee copies of all Subservicing Agreements, and any amendments or modifications thereof promptly upon the Servicer's execution and delivery of such instrument.

         The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement.

         (b) The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer that qualifies under this Section.

         As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement and of the Originator and the Seller under the Purchase Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement, or to purchase a Mortgage Loan on account of missing or defective documentation or on account of a breach of a representation, warranty or covenant, as described in Section 3.03 hereof and
Section 7 of the Purchase Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of any Subservicing Agreement, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement (except against the Seller) at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Enforcement of the Purchase Agreement against the Originator shall be effected by the Servicer to the extent it is not the Originator, and otherwise by the Trustee, in accordance with the foregoing provisions of this paragraph.

         (c) Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in paragraph (d) below. The Servicer shall be solely liable for all fees and expenses owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees and expenses.

         (d) In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trustee pursuant to Section 7.02 or by another successor Servicer, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer shall be assumed simultaneously by the Trustee or other successor Servicer without act or deed on part of the Trustee except that (i) the predecessor Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Trustee, its designee or any successor Servicer shall be deemed to have assumed any liability or obligation of the predecessor Servicer that arose before it ceased to be the Servicer; provided, however, that the Trustee (if acting as successor Servicer) or any other successor Servicer may terminate the Subservicer as provided in Section 5.02.

         The Servicer shall, upon the reasonable request of the Trustee but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         Section 5.03. Collection of Certain Mortgage Loan Payments; Collection Account. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policy, follow Accepted Servicing Practices.

         (b) The Servicer shall establish and maintain in the name of the Trustee the Collection Account, in trust for the benefit of the Certificateholders. The Collection Account shall be established and maintained as an Eligible Account. If the Collection Account ceases to be an Eligible Account hereunder, then the Servicer shall immediately be required to establish a new Collection Account that is an Eligible Account and transfer all funds on deposit in such existing Collection Account to such new Collection Account. If the Servicer fails to fulfill such requirement, then the Collection Account shall thenceforth be held as a trust account with a depository institution selected by the Trustee. The Servicer shall notify the Trustee if there is a change in the name, account number or institution holding the Collection Account.

         The Servicer shall deposit in the Collection Account (i) on the Closing Date, any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-off Date and (ii) thereafter, on a daily basis within one Business Day of receipt of good funds (except as otherwise permitted herein), the following payments and collections received or made by it:

         (i) all payments received after the Cut-off Date on account of principal on the Mortgage Loans (other than payments of principal due on or prior to the Cut-off Date) and all Principal Prepayments in Full, Curtailments and all Net REO Proceeds collected after the Cut-off Date;

         (ii) all payments received after the Cut-off Date on account of interest on the Mortgage Loans (other than payments of interest that accrued on each Mortgage Loan up to and including the Cut-off Date), including all Prepayment Premiums;

         (iii) all Net Liquidation Proceeds;

         (iv) all Insurance Proceeds;

         (v) all Released Mortgaged Property Proceeds;

         (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.04 and 3.03; and

         (vii) any amount expressly required to be deposited in the Collection Account in accordance with certain provisions of this Agreement, including, without limitation Sections 2.04(b), 2.04(c), 3.03(b), 3.03(c), 5.06, 5.07 and 5.18 of this Agreement; provided, however, that the Servicer shall be entitled, at its election, either (a) to withhold and to pay to itself the applicable Servicing Fee from any payment on account of interest or other recovery (including Net REO Proceeds) as received and prior to deposit of such payments in the Collection Account or (b) to withdraw the applicable Servicing Fee from the Collection Account after the entire payment or recovery has been deposited therein.

         The Servicer shall invest the funds in the Collection Account only in Permitted Investments, and any such investment shall mature no later than the Business Day immediately preceding the next Servicer Remittance Date. No Permitted Investment shall be sold or disposed of at a gain prior to maturity. All income (other than any gain from a sale or disposition of the type referred to in the preceding sentence) realized from any such Permitted Investment shall be for the benefit of the Servicer as additional servicing compensation and may only be withdrawn from the Collection Account by the Servicer immediately following the remittance to the Trustee on each Servicer Remittance Date by the Servicer in accordance with the terms hereof. The amount of any net losses incurred in respect of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

         The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in the first paragraph of Section 5.14 need not be deposited by the Servicer in the Collection Account. If the Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding. All funds deposited by the Servicer in the Collection Account shall be held in the Collection Account for the account of the Trustee in trust for the Certificateholders until disbursed in accordance with Section
6.01 or withdrawn in accordance with Section 5.04.

         (c) The Collection Account may be transferred to a different depository institution so long as such transfer is to an Eligible Account.

         Section 5.04. Permitted Withdrawals from the Collection Account. The Servicer may, from time to time, make withdrawals from the Collection Account for the following purposes:

         (a) to reimburse itself for any accrued unpaid Servicing Fees and for unreimbursed Periodic Advances and Servicing Advances; provided, however, that the Servicer's right to reimbursement for unpaid Servicing Fees and unreimbursed Servicing Advances and Periodic Advances shall be limited to late collections on the related Mortgage Loan and to Liquidation Proceeds, REO Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed limited as follows: The Servicer's right to reimbursement of unpaid Servicing Fees shall be limited to the portion of such amounts allocable to interest; the Servicer's right to reimbursement of Periodic Advances from late collections shall be limited to the portion of any Monthly Payment allocable to principal and interest; and the Servicer's right to reimbursement of Servicing Advances from late collections shall be limited to amounts allocable to escrow payments for taxes, assessments or insurance, to the extent that such Servicing Advances were made for such purposes.

         (b) to reimburse itself for any Periodic Advances and Servicing Advances determined to have become Nonrecoverable Advances and amounts reimbursable to itself pursuant to Section 11.01, such reimbursement to be made from any funds in the Collection Account;

         (c) [Reserved]

         (d) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

         (e) to pay itself Servicing Compensation owed pursuant to Section
5.14 hereof to the extent not retained or paid pursuant to Sections 5.03 or 5.14;

         (f) to pay to the Seller or the Originator, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.04 or 3.03 or to pay to itself with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 8.01 all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance, as the case may be, was determined;

         (g) to pay to the Seller with respect to each Mortgage Loan the amount of interest accrued and unpaid on such Mortgage Loan on the Cut-off Date;

         (h) to remit to the Trustee amounts to be deposited into the Certificate Account in the amounts and in the manner provided for herein;

         (i) to pay itself any net interest earned on or net investment income earned with respect to funds in the Collection Account;

         (j) to pay to the Trustee, any amounts payable or reimbursable thereto under Section 9.05 hereof, and to the Servicer, any amounts payable or reimbursable thereto under Section 7.02 (with respect to Servicer set-up expenses and with respect to successor Servicers) hereof; and

         (k) to clear and terminate the Collection Account upon the termination of this Agreement.

         The Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to subclause (a).

         Section 5.05. Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting casualty insurance coverage. With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and casualty insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall, if it has received notice of a default or deficiency, monitor such payments to determine if they are made by the Mortgagor. The Servicer shall effect payment of taxes, assessments, primary mortgage or hazard insurance premiums and other charges which are or may become a lien upon the Mortgaged Property prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable but the Servicer shall be required to so advance only to the extent that such advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer pursuant to Section 5.04 out of Liquidation Proceeds, Insurance Proceeds or other recoveries.

         Section 5.06. Maintenance Of Casualty Insurance. (a) The Servicer shall cause to be maintained with respect to each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the current principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements that are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. The Servicer shall maintain the insurance policies required hereunder in the name of the mortgagee, its successors and assigns, and shall be named as loss payee. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). The Insurance Policies shall require the insurer to provide the mortgagee with 30 days' notice prior to any cancellation or as otherwise required by law.

         (b) Amounts collected by the Servicer under any Insurance Policies net of amounts remitted to the Mortgagor for repairs shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 5.04.

         Section 5.07. Maintenance of Mortgage Impairment Insurance Policy. In the event that the Servicer shall obtain and maintain a blanket policy (a "Mortgage Impairment Insurance Policy") with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of
Section 5.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of Section 5.06, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such Insurance Policy.

         Section 5.08. Fidelity Bond; Errors and Omissions Policy. The Servicer (including the Trustee if it shall become the Servicer hereunder) agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of FNMA Guide or any successor provision thereof; provided, however, that in any event that the fidelity bond or the errors and omissions coverage is no longer in effect, the Servicer shall notify the Trustee and the Trustee shall promptly give such notice to the Certificateholders and shall secure replacement coverage in conformity with this Section.

         Section 5.09. Collection of Taxes, Assessments and Other Items; Servicing Account. In addition to the Collection Account, the Servicer shall establish and maintain a Servicing Account, which shall be an Eligible Account, and shall deposit therein all payments by Mortgagors for taxes, assessments, primary mortgage or hazard insurance premiums or comparable items. Withdrawals from the Servicing Account may be made to effect payment of taxes, assessments, primary mortgage or hazard insurance premiums or comparable items, to reimburse the Servicer out of related collections for any advances made in the nature of any of the foregoing, to refund to any Mortgagors any sums determined to be overages, or to pay any interest owed to Mortgagors on such account to the extent required by law or to clear and terminate the Servicing Account at the termination of this Agreement upon the termination of the Trust Fund.

         Section 5.10. Periodic Filings With The Securities And Exchange Commission; Additional Information. The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K and thereafter the Trustee shall prepare or cause to be prepared, on the basis of information supplied by the Servicer, Form 10-Ks and Form 10-Qs (if necessary), or monthly current reports on Form 8-K, on behalf of the Trust Fund, as may be required by applicable law, for filing with the Securities and Exchange Commission (the "SEC"). The Trustee shall sign each such report on behalf of the Trust Fund. The Trustee will forward a copy of each such report to the Depositor promptly after such report has been filed with the SEC. The Trustee agrees to use its best efforts to seek to terminate such filing obligation promptly after the period during which such filings are required under the Securities Exchange Act of 1934. Promptly after filing a Form 15 or other applicable form with the SEC in connection with such termination, the Trustee shall deliver to the Depositor a copy of such form together with copies of confirmations of receipt by the SEC of each report filed therewith on behalf of the Trust Fund.

         The Servicer and the Depositor each agree to promptly furnish to the Trustee, from time to time upon request, such further information, reports and financial statements within their control and customarily generated related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the SEC.

         Section 5.11. Enforcement of Due-on-Sale Clauses; Assumption Agreements. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Servicer is authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage originating activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates) which copy shall be added by the Trustee to the related Mortgage File and which shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, no material term of the Mortgage Loan (including, without limitation, the required monthly payment on the related Mortgage Loan, the stated maturity, the outstanding principal amount or the Mortgage Rate) shall be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Subservicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 5.12. Realization Upon Defaulted Mortgage Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee on behalf of the Trust Fund of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to Section 5.18. In connection with such foreclosure or other conversion, the Servicer shall use Accepted Servicing Practices. Any amounts so advanced including any amounts described below regarding environmental inspections shall constitute "Servicing Advances" within the meaning of Section 5.21(b) hereof. The Servicer shall sell any REO Property within 35 months from the close of the taxable year of its acquisition by the Trust Fund, at such price as the Servicer in good faith deems necessary to comply with this covenant unless the Servicer obtains for the Trustee, an Opinion of Counsel (the expense of which opinion shall be a Servicing Advance) experienced in federal income tax matters acceptable to the Trustee, addressed to the Trustee and the Servicer, to the effect that the holding by the Trust Fund of such REO Property for any greater period will not result in the imposition of taxes on "Prohibited Transactions" of the Trust Fund or any REMIC as defined in Section 860F of the Code or cause either REMIC to fail to qualify as a REMIC under the REMIC Provisions at any time that any Certificates are Outstanding. Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property.

         Notwithstanding anything to the contrary herein, the Servicer shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes or substances. If the Servicer has actual knowledge of any environmental or hazardous waste risk with respect to the Mortgaged Property that the Servicer is contemplating acquiring in foreclosure or deed in lieu of foreclosure, the Servicer will cause an environmental inspection of the Mortgaged Property in accordance with Accepted Servicing Practices. If such environmental audit or report reveals or if the Servicer has knowledge or notice that such Mortgaged Property contains toxic wastes or substances, the Servicer shall, in accordance with Accepted Servicing Practices, take such action as it deems to be in the best interests of Certificateholders.

         (b) The Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a Liquidated Mortgage Loan.

         (c) The Servicer shall not agree to any modification, waiver or amendment of any provision of any Mortgage Loan unless, in the Servicer's good faith judgment, such modification, waiver or amendment would minimize the loss that might otherwise be experienced with respect to such Mortgage Loan and the Servicer shall not: (i) permit (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the Principal Balance (except for reductions resulting from actual payments of principal) or extend the maturity date of such Mortgage Loan or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under
Section 1001 of the Code (or Treasury regulations promulgated thereunder) and
(B) cause any REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. Notwithstanding anything set out in this Section 5.12(c) or elsewhere in this Agreement to the contrary, the Servicer shall be permitted to modify, waive or amend any provision of a Mortgage Loan if required by statute or a court of competent jurisdiction to do so.

         Section 5.13. Trustee to Cooperate; Release of Mortgage Files. (a) Upon the payment in full of any Mortgage Loan (including any liquidation of such Mortgage Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Trustee or the Custodian on behalf of the Trustee a written request and certification of the Servicer substantially in the form attached hereto as Exhibit H signed by a Servicing Officer which states the purpose of the release of a Mortgage File. Upon receipt of such written request and certification, the Trustee or the Custodian on behalf of the Trustee will promptly release the related Mortgage File, in trust, to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Trustee. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account, the Certificate Account, the Trustee or the Trust Fund. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Trustee a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Trustee with all requisite information completed by the Servicer; in such event, the Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Mortgage File, as aforesaid.

         (b) [Reserved]

         (c) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Custodian shall release the related Mortgage File to the Servicer, promptly upon a written request and certification of the Servicer in form attached hereto as Exhibit H signed by a Servicing Officer, which states the purpose of the release of a Mortgage File. Such receipt shall obligate the Servicer to return the Mortgage File to the Trustee or the Custodian on behalf of the Trustee when the need therefore by the Servicer no longer exists.

         (d) In all cases where the Servicer needs the Trustee to sign any document or to release a Mortgage File within a particular period of time, the Servicer shall notify a Responsible Officer of the Trustee by telephone of such need and the Trustee shall thereon use its best efforts to comply with the Servicer's needs, but in any event will comply within two Business Days of such request.

         (e) No costs associated with the procedures described in this Section
5.13 shall be an expense of the Trust Fund.

         (f) Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required.

         Section 5.14. Servicing Fee; Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to be paid (or to retain) the amount of the related Servicing Fee with respect to each Mortgage Loan, but only to the extent of payments or recoveries allocable to interest thereon. Additional servicing compensation in the form of release fees, bad check charges, assumption fees, late payment charges, or any other servicing-related fees (other than Prepayment Premiums) and similar items may, to the extent collected from Mortgagors, be retained by the Servicer, unless a successor Servicer is appointed pursuant to Section 7.02 hereof, in which case the successor Servicer shall be entitled to such fees as are agreed upon by the Trustee and the successor Servicer. In addition, the Servicer shall be entitled to retain, as additional servicing compensation, investment earnings, net of losses, on amounts on deposit in the Collection Account and in the Certificate Account, to the extent provided in Section 6.01.

         The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement.

         The aggregate Servicing Fee shall be offset as provided in Section
5.20. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including maintenance of the hazard insurance required by Section 5.05) and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 5.15. Reports to the Trustee and the Depositor; Collection Account Statements. Not later than 15 days after each Distribution Date, the Servicer shall provide to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the immediately preceding calendar month, showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account for each category of deposit specified in Section 5.03 and each category of withdrawal specified in
Section 5.04 and the aggregate of deposits into the Certificate Accounts as specified in Section 6.05(a). Such statement shall also state the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Distribution Date occurs. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request.

         Section 5.16. Annual Statement as to Compliance. The Servicer, at its own expense, will deliver to the Trustee, the Depositor, and the Rating Agencies, on or before April 15 of each year, commencing in 2000, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

         The Servicer shall deliver to the Trustee, the Depositor and the Rating Agencies, promptly after having obtained knowledge thereof but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time would become an Event of Default.

         Section 5.17. Annual Independent Public Accountants' Servicing Report. On or before April 15 of each year, commencing in 2000, the Servicer, at its own expense, shall cause to be delivered to the Trustee, the Depositor, and the Rating Agencies a letter or letters of a firm of independent, nationally recognized certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Immediately upon receipt of such report, the Servicer shall furnish a copy of such report to the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Servicer's expense, provided that such statement is delivered by the Servicer to the Trustee.

         Section 5.18. Purchase of Defaulted Mortgage Loans. The Servicer shall have the option, but not the obligation, to purchase for its own account any Mortgage Loan that becomes 90 or more days Delinquent, in whole or in part, or any Mortgage Loan as to which foreclosure proceedings have been brought by the Servicer; provided, however, that the Servicer may not purchase any such Mortgage Loan unless the Servicer has delivered to the Trustee, at the Servicer's expense, an Opinion of Counsel acceptable to the Trustee to the effect that such a purchase would not constitute a Prohibited Transaction for the Trust Fund or otherwise subject the Trust Fund to tax and would not jeopardize the status of the Trust Fund as a REMIC. Any such Mortgage Loan so purchased shall be purchased by the Servicer on or prior to a Servicer Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Collection Account.

         Section 5.19. Reports to be Provided by the Servicer. The Servicer shall provide to the Trustee and the Depositor access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable prior notice and during normal business hours at the offices of the Servicer designated by it.

         Upon any change in the format of the computer tape or file maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape or file to the Trustee, and in addition shall provide a copy of such computer tape or file to the Trustee at such other times as the Trustee may reasonably request.

         The Servicer shall deliver to the Depositor, the Seller and the Trustee monthly, not later than the close of business on the 20th day of each month (or, if such 20th day is not a Business Day, the immediately preceding Business Day), such information, in a format mutually agreeable to the Servicer and the Trustee, as is necessary for the calculation of distributions and preparation of the reports required to be delivered by the Trustee under
Section 6.07.

         Section 5.20. Adjustment of Servicing Compensation In Respect of Prepaid Mortgage Loans. The aggregate amount of the Servicing Fees that the Servicer shall be entitled to receive with respect to all of the Mortgage Loans and each Distribution Date shall be offset on such Distribution Date by an amount equal to the aggregate Compensating Interest with respect to all Mortgage Loans that were subjects of Principal Prepayments in Full or Curtailments during the month preceding the month of such Distribution Date, calculated as provided in Section 6.09. The amount of any offset against the aggregate Servicing Fee with respect to any Distribution Date under this
Section 5.20 shall be limited to the aggregate amount of the Servicing Fees otherwise payable to the Servicer (without adjustment on account of Prepayment Interest Shortfalls) with respect to such Distribution Date.

         Section 5.21. Periodic Advances. (a) On or before each Servicer Remittance Date, the Servicer shall be required to remit to the Trustee for deposit to the Certificate Account out of the Servicer's own funds or from collections on any Mortgage Loans that are not required to be remitted to the Trustee on such Servicer Remittance Date (all or any portion of such amount to be replaced on future Servicer Remittance Dates) any Periodic Advances for such date.

         The Servicer shall be permitted to reimburse itself on any Business Day for any Periodic Advances paid from the Servicer's own funds, from late collections on the related Mortgage Loan or as provided in Section 5.04.

         Notwithstanding the foregoing, in the event that the Servicer determines in accordance with the servicing standards set out herein that any proposed Periodic Advance would be a Nonrecoverable Advance, the Servicer shall not be required to make Periodic Advances with respect to such Mortgage Loan. To the extent that the Servicer previously has made any Periodic Advance with respect to a Mortgage Loan that the Servicer subsequently determines is a Nonrecoverable Advance, the Servicer shall be entitled to reimbursement for such aggregate Nonrecoverable Advances from collections on any Mortgage Loan on deposit in the Collection Account. The Servicer shall give written notice of such determination as to why such amount would not be recoverable to the Trustee; the Trustee shall promptly furnish a copy of such notice to the Holders of the Class R Certificates; provided, further, that the Servicer shall be entitled to recover any unreimbursed Periodic Advances in accordance with Section 5.04.

         (b) The Servicer will pay all "out-of-pocket" costs and expenses relating to a Mortgagor delinquency or default or other unanticipated event incurred in the performance of its servicing obligations, including, but not limited to, (i) property preservation expenses, (ii) the cost of any enforcement or judicial proceedings, including foreclosures, (iii) the cost of the management and liquidation of REO Property, and (iv) advances required by
Section 5.12(a), except to the extent that such amounts are determined by the Servicer in its reasonable business judgment not to be recoverable. Such costs will constitute Servicing Advances. If the Servicer determines that a Servicing Advance, if made, would be a Nonrecoverable Advance, the Servicer shall make such Servicing Advance only if, in the good faith business judgment of the Servicer, the making of such Servicing Advance is in the best interests of the Certificateholders. To the extent that the Servicer previously has made any Servicing Advance with respect to a Mortgage Loan that the Servicer subsequently determines is a Nonrecoverable Advance, the Servicer shall be entitled to reimbursement for such aggregate Nonrecoverable Advances from collections on any Mortgage Loan on deposit in the Collection Account. The Servicer shall give written notice of such determination as to why such amount would not be recoverable to the Trustee; the Trustee shall promptly furnish a copy of such notice to the Holders of the Class R Certificates; provided, further, that the Servicer shall be entitled to recover any unreimbursed Servicing Advances in accordance with Section 5.04.

         (c) Any cost incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

         Section 5.22. Inspections. At any reasonable time and from time to time upon reasonable notice, the Trustee, any Certificateholder of a Residual Certificate, or any agents thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer during the Servicer's normal business hours with any of its officers or directors; provided, however, that the costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer, other than extraordinary costs and expenses, which shall be paid by the inspecting party.

         Section 5.23. Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the Servicer. (a) The Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 to be true and correct at all times under this Agreement.

         (b) Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party or any corporation succeeding to all or substantially all of the business or assets of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 5.24. Assignment of Agreement by Servicer; Servicer Not to Resign. The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by consent of the Trustee, which consent shall not be unreasonably withheld, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Servicer without incurring unreasonable expense. Any such determination that the Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel to such effect delivered to the Trustee, the Seller and the Depositor. No such assignment or resignation shall become effective until the Trustee or a successor Servicer appointed in accordance with the terms of this Agreement has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 7.02. The Servicer shall provide the Trustee and the Rating Agencies with 30 days prior written notice of its intention to resign pursuant to this Section 5.24.

         Section 5.25. Information Reports to be Filed by the Servicer. The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively.

         Section 5.26. MERS. (a) The Servicer shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

         (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans.

         (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
3.15 or Section 9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Servicer and any successor Servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

         Section 5.27. Waiver of Prepayment Premiums. The Servicer shall not waive any Prepayment Premium, whether in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default or otherwise, unless (i) such waiver would maximize recovery of total proceeds with respect to such Mortgage Loan, taking into account the value of the Prepayment Premium and the related Mortgage Loan and (ii) such waiver is standard and customary in servicing similar mortgage loans. In no event shall the Servicer waive any Prepayment Premium in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

         Section 5.28. Adjustable Rate Mortgage Loans. The Servicer shall enforce each Adjustable Rate Mortgage Loan in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then Mortgage Rate and monthly payment and the Servicer shall timely notify the Mortgagor of any changes to the Mortgage Rate or the Mortgagor's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Mortgage Rate or monthly payment or to notify the Mortgagor of such adjustments, upon the Servicer's discovery of such error and such continued failure, the Servicer shall pay from its own funds any shortage. If the Servicer's continued failure after notice thereof to make a scheduled change affects the Trust Fund's rights to make future adjustments under the terms of such Adjustable Rate Mortgage Loan, the Servicer shall repurchase such Adjustable Rate Mortgage Loan in accordance with the provisions hereof by depositing the Loan Purchase Price in the Collection Account. Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Mortgage Loan.

                                  ARTICLE VI
                          DISTRIBUTIONS AND PAYMENTS

         Section 6.01. Establishment of Certificate Accounts; Deposits to the Certificate Accounts. (a) The Trustee shall establish and maintain a Certificate Account in the name of the Trustee in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account.

         (b) The Trustee shall invest the funds in the Certificate Account only in Permitted Investments as directed in writing by the Servicer. With respect to each Distribution Date, one day's investment income realized from any such Permitted Investment shall be for the benefit of the Trustee as additional compensation, and the remainder of the investment income from such Permitted Investments with respect to such Distribution Date, if any, shall be paid to the Servicer as additional servicing compensation. The amount of any losses incurred in respect of any such investments shall be deposited in the related Certificate Account by the Servicer out of its own funds immediately as realized.

         Section 6.02. Permitted Withdrawals from the Certificate Account. The Trustee shall withdraw or cause to be withdrawn funds from the Certificate Account for the following purposes:

         (a) to effect the distributions described in Section 6.05;

         (b) to pay to the Seller or the Originator, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.04 or 3.03 or to pay to the Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Principal Balance was determined;

         (c) to pay itself and the Servicer any interest earned on or investment income earned with respect to funds in the Certificate Account as provided in Section 6.01;

         (d) to return to the Collection Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

         (e) to clear and terminate the Certificate Account upon termination of any of the Trust Fund pursuant to Article VIII.

         The Trustee shall keep and maintain a separate accounting for withdrawals from the Certificate Account pursuant to each of subclauses (a) through (e) listed above.

         Section 6.03. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of all money and other property payable to or receivable by the Trustee pursuant to this Agreement, including all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Trustee by the Servicer. The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall apply it as provided in this Agreement.

         Section 6.04. [Reserved]

         Section 6.05. Distributions. (a) Not later than the close of business on each Servicer Remittance Date, the Servicer shall remit to the Trustee for deposit into the Certificate Account from funds on deposit in the Collection Account an amount equal to the Total Distribution Amount.

         (b) With respect to funds deposited in the Certificate Account, on each Distribution Date, the Trustee shall make the following allocations, disbursements and transfers, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

              (i) On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

                  first, to the Trustee, the Trustee Fee for such date;

                  second, to the Class A Certificates, Current
              Interest for such Class for such date and any Carryforward Interest for such Class for such date;

                   third, to the Class M1 Certificates, Current Interest for
              such Class for such date;

                   fourth, to the Class M2 Certificates, Current Interest for such Class for such date;

                   fifth, to the Class B Certificates, Current Interest for
              such Class for such date; and

                   sixth, for application as part of Monthly Excess Cashflow
              for such date, as provided in subsection (b)(iii) of this Section, any Interest Remittance Amount remaining after application pursuant to clauses first through fifth above.

              (ii) On each Distribution Date, the Trustee shall distribute the Principal
         Distribution Amount for such date as follows:

                (1) On each Distribution Date (A) prior to the Stepdown Date or
          (B) with respect to which a Delinquency Trigger Event has occurred, the Trustee will distribute the Principal Distribution Amount for such date in the following order of priority:

                   first, to the Class A Certificates, until the Class
              Principal Amount has been reduced to zero;

                   second, to the Class M1 Certificates, until the Class
              Principal Amount has been reduced to zero;

                   third, to the Class M2 Certificates, until the Class
              Principal Amount has been reduced
                           to zero;

                   fourth, to the Class B Certificates, until the Class
              Principal Amount has been reduced
                           to zero; and

                   fifth, for application as part of Monthly Excess Cashflow
              for such date, as provided in subsection (b)(iii) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses first through fourth above.

              (2) On each Distribution Date (A) on and after the Stepdown Date and (B) on any Distribution Date on which a Delinquency Trigger Event has not occurred, the Trustee will distribute the Principal Distribution Amount for such date in the following order of priority:

                   first, to the Class A Certificates, the lesser of (x) the
              Principal Distribution Amount and (y) the Senior Principal Distribution Amount for such date, until the Class Principal Amount has been reduced to zero;

                   second, to the Class M1 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class M1 Principal Distribution Amount for such date, until the Class Principal Amount has been reduced to zero;

                   third, to the Class M2 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class M2 Principal Distribution Amount for such date, until the Class Principal Amount has been reduced to zero;

                   fourth, to the Class B Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B Principal Distribution Amount for such date, until the Class Principal Amount has been reduced to zero; and

                   fifth, for application as part of Monthly Excess Cashflow
              for such date, as provided in subsection (b)(iii) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses first through fourth above.

              (iii) On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow for such date, in the following order of priority:

                   first, to the extent of Monthly Excess Interest, to fund
              the Extra Principal Distribution Amount for such date;

                   second, to the Class M1 Certificates, any Carryforward
              Interest for such date;

                   third, to the Class M1 Certificates, any Deferred Amount
              for such date;

                   fourth, to the Class M2 Certificates, any Carryforward
              Interest for such date; fifth, to the Class M2 Certificates, any Deferred Amount for such date;

                   sixth, to the Class B Certificates, any Carryforward
              Interest for such date;

                   seventh, to the Class B Certificates, any Deferred Amount
              for such date;

                   eighth, for deposit into the Basis Risk Reserve Fund, as
              required under Section 6.15(b) of this Agreement;

                   ninth, from the Basis Risk Reserve Fund, to the Class A
              Certificates, in an amount equal to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class for such date;

                   tenth, from the Basis Risk Reserve Fund, to the Class M1
              Certificates, in an amount equal to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class for such date;

                   eleventh, from the Basis Risk Reserve Fund, to the Class M2
              Certificates, in an amount equal to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class for such date;

                   twelfth, from the Basis Risk Reserve Fund, to the Class B
              Certificates, in an amount equal to any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for such Class for such date; and

                   thirteenth, to the Class R Certificate, any remaining
              Monthly Excess Cashflow for such date.

              (iv) On each Distribution Date, the Trustee shall distribute the amount of all Prepayment Premiums received by the Servicer during the related Prepayment Period to the holder of the Class R Certificate.

         Section 6.06. Investment of Accounts. (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, other than the Collection Account, held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing by the Servicer (with respect to the Certificate Account) or the Depositor (with respect to any Pre-Funding Account or Capitalized Interest Account) in one or more Permitted Investments bearing interest or sold at a discount. If an Event of Default shall have occurred and be continuing or if the Servicer does not provide investment directions, the Trustee shall invest all Accounts in Permitted Investments described in paragraph (d) of the definition of Permitted Investments. No such investment in any Account shall mature later than the Business Day immediately preceding the next Distribution Date (except that if such Permitted Investment is an obligation of the Trustee, then such Permitted Investment shall mature not later than such Distribution Date).

         (b) Subject to Section 9.01 hereof, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

         Section 6.07. Reports by Trustee. (a) On each Distribution Date the Trustee shall provide to each Holder, to the Servicer, to Deutsche Bank Securities Inc., to the Depositor and to the Rating Agencies a report (the "Trustee Remittance Report"), setting forth information including, without limitation, the following information:

         (i) the amount of the distribution with respect to each Class of Certificates;

         (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Principal Prepayments in Full and Curtailments or other unscheduled recoveries of principal included therein;

         (iii) the amount of such distributions allocable to interest and the calculation thereof;

         (iv) the Class Principal Amount or Class Notional Amount of each Class of Regular Certificates as of such Distribution Date after giving effect to any payment of principal on such Distribution Date;

         (v) the total of any Substitution Adjustments and any Loan Purchase Price amounts included in such distribution;

         (vi) the amounts, if any, of any Realized Losses for the Prepayment Period immediately preceding such Distribution Date and the cumulative amount of Realized Losses from the Closing Date;

         (vii) the number of Mortgage Loans and the aggregate Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04 for the related Distribution Date and, since the Closing Date, the cumulative number and Principal Balance of Mortgage Loans purchased or substituted for pursuant to Sections 3.03 and 2.04;

         (viii) the Interest Rate applicable to each Class of Certificates for such Distribution Date;

         (ix) the amount of any outstanding Carryforward Interest for each Class of Certificates;

         (x) the amount of any outstanding Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each Class of Certificates;

         (xi) the amount of any unreimbursed Deferred Amount for the Class M1, Class M2 and Class B Certificates;

         (xii) the amount of any Periodic Advances included in distributions on such Distribution Date;

         (xiii) the amount of the Servicing Fees and Trustee Fee with respect to such Distribution Date;

         (xiv) the amount of any distribution to the Residual Certificates on such Distribution Date;

         (xv) the amount on deposit in the Basis Risk Reserve Fund before and after withdrawals on such Distribution Date;

         (xvi) the Targeted Overcollateralization Amount,
     Overcollateralization Amount and Overcollateralization Deficiency for such Distribution Date;

         (xvii) the Senior Principal Distribution Amount for such Distribution Date;

         (xviii) the Class M1 Principal Distribution Amount for such Distribution Date;

         (xix) the Class M2 Principal Distribution Amount for such Distribution Date;

         (xx) the Class B Principal Distribution Amount for such Distribution Date;

         (xxi) LIBOR for such Distribution Date; and

         (xxii) Monthly Excess Interest and Monthly Excess Cashflow for such Distribution Date.

     Items (i), (ii) and (iii) above shall, with respect to the Regular Certificates, be presented on the basis of a Certificate having a $1,000 denomination. In addition, by March 31 of each calendar year (or such earlier date as may be required by applicable law or regulation) following any year during which the Certificates are outstanding, the Trustee shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (i),
(ii) and (iii) with respect to the Certificates for such calendar year. Such information shall be deemed to have been furnished if provided pursuant to the requirements of the Code from time to time in force.

     (b) All distributions made to each Class of Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of such Class on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds at the expense of such Certificateholder to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided complete wiring instructions by the Record Date, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register.

     (c) In addition, on each Distribution Date the Trustee will provide to each Holder, to the Servicer, to the Depositor and to the Rating Agencies, together with the information described in subsection (a) preceding, the following information with respect to the Mortgage Loans, based on information provided by the Servicer, as of the following dates, as applicable: (1) with respect to Monthly Payments, the close of business on the last day of the related Due Period; (2) with respect to Principal Prepayments in Full, Curtailments, Liquidation Proceeds, Insurance Proceeds, REO Proceeds, Released Mortgaged Property Proceeds and any other unscheduled payments or recoveries, and with respect to Realized Losses, the close of business on the last day of the related Prepayment Period; (3) with respect to Mortgage Loans that are Delinquent, the close of business on the last day of the immediately preceding calendar month and (4) in all other cases, unless otherwise specified, the close of business on the last day of the related Due Period:

         (i) the total number of Mortgage Loans and the aggregate Principal Balances thereof for such Distribution Date, together with the number and aggregate Principal Balances of such Mortgage Loans and the percentage (based on the aggregate Principal Balances of the Mortgage Loans) of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and
     (C) 90 or more days Delinquent;

         (ii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses
     (i)(A), (i)(B) and (i)(C);

         (iii) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clauses (i)(A), (i)(B) and (i)(C);

         (iv) the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of the aggregate Principal Balances of such Mortgage Loans to the aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number and aggregate Principal Balances of all Mortgage Loans and percentage (based on the aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans which are also included in any of the statistics described in the foregoing clause (i)(A), (i)(B) and (i)(C);

         (v) the weighted average Mortgage Rate as of the Due Date occurring in the Due Period related to such Distribution Date;

         (vi) the weighted average remaining term to stated maturity of all Mortgage Loans;

         (vii) the book value of any REO Property;

         (viii) the Total Loan Balance for such Distribution Date;

         (ix) the number of REO Properties and aggregate Principal Balance of REO Mortgage Loans;

         (x) Liquidation Proceeds, Liquidation Expenses and Net Liquidation Proceeds received by the Servicer during the related Prepayment Period;

         (xi) the Three Month Delinquency Rate for such Distribution Date;

         (xii) the Targeted Cumulative Loss Percentage for such Distribution
     Date;

         (xiii) the Cumulative Loss Percentage for such Distribution Date;

         (xiv) the aggregate Principal Balance of the three Mortgage Loans having the largest Principal Balances in the Mortgage Pool; and

         (xv) the aggregate outstanding principal balance of Mortgage Loans 270 or more days Delinquent as of the close of the related Due Period.

     Section 6.08. Additional Reports by Trustee. The Trustee shall report to the Depositor and the Servicer with respect to the amount then held in each Account (including investment earnings accrued or scheduled to accrue) held by the Trustee and the identity of the investments included therein, as the Depositor or the Servicer may from time to time request in writing.

     Section 6.09. Compensating Interest. Not later than the close of business on the Servicer Remittance Date prior to the Distribution Date, the Servicer shall remit to the Trustee (without right or reimbursement therefor) for deposit into the Certificate Account an amount equal to the lesser of (a) the excess of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from Principal Prepayments in Full and Curtailments during the related Prepayment Period over (ii) any Prepayment Interest Excess resulting from Principal Prepayments in Full during such Prepayment Period and (b) its aggregate Servicing Fees for such Distribution Date and shall not have the right to reimbursement therefor (the "Compensating Interest").

     Section 6.10. [Reserved]

     Section 6.11. Allocation of Realized Losses. On each Distribution Date, the Class Principal Amounts of the Class M1, Class M2 and Class B Certificates will be reduced by the amount of any Applied Loss Amount for such date, in the following order of priority:

         first, to the Class B Certificates, until the Class Principal Amount thereof has been reduced to zero;

         second, to the Class M2 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

         third, to the Class M1 Certificates, until the Class Principal Amount thereof has been reduced to zero.

     Section 6.12. Pre-Funding Account. [Not applicable].

     Section 6.13. Capitalized Interest Account. [Not applicable].

     Section 6.14. Determination of LIBOR. If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the next succeeding Accrual Period by reference to the display designated as page 3750 on the Dow Jones Telerate Service (or such other page as may replace such page on that service for the purpose of displaying London interbank offered quotations of major banks).

     If such rate does not appear on Telerate Page 3750, the rate for such day shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for the next applicable Accrual Period shall be the arithmetic mean of those quotations.

     As used herein, "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     If on any LIBOR Determination Date only one or none of the Reference Banks provides the offered quotations, LIBOR for the next applicable Accrual Period shall be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on such day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If on any LIBOR Determination Date the Trustee is unable to determine LIBOR for an Accrual Period, LIBOR for such Accrual Period shall be LIBOR as determined on the previous LIBOR Determination Date.

     Notwithstanding the foregoing, LIBOR for the next succeeding Accrual Period shall not be based on LIBOR for the immediately preceding Accrual Period for two consecutive LIBOR Determination Dates. If, under the procedures described above, LIBOR for the next succeeding Accrual Period would be based on LIBOR for the previous LIBOR Determination Date for the second consecutive LIBOR Determination Date, the Trustee shall select an alternative index (over which the Trustee has no control) used for determining Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rate of interest applicable to the LIBOR Certificates for the relevant Accrual Period, in the absence of manifest error, shall be final and binding.

     Section 6.15. The Basis Risk Reserve Fund. (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the holders of the Class A, Class M1, Class M2 and Class B Certificates, a Basis Risk Reserve Fund, into which the Depositor shall cause to be deposited $1,000. The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

     (b) On each Distribution Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer the Required Reserve Fund Deposit from the Certificate Account to the Basis Risk Reserve Fund pursuant to Section 6.05(b)(iii). The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Section 6.05(b)(iii).

     (c) Funds in the Basis Risk Reserve Fund shall be invested in Permitted Investments. The Class R Certificate shall evidence ownership of the Basis Risk Reserve Fund solely for federal income tax purposes and for no other purpose, and the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein. In the absence of written instructions from the Class R Certificateholder as to investment of funds on deposit in the Basis Risk Reserve Fund, such funds shall be invested pursuant to clause (d) of the definition of Permitted Investments. Any amounts on deposit in the Basis Risk Reserve Fund on any Distribution Date in excess of the Required Reserve Fund Deposit for such date after giving effect to withdrawals therefrom pursuant to Section 6.05(b)(iii) on such date shall be distributed to the Class R Certificate on such Distribution Date.

     Upon termination of the Trust Fund, any amounts remaining in the Basis Risk Reserve Fund shall be distributed to the Class R Certificateholder. Each Class R Certificateholder, by its acceptance of a Class R Certificate, acknowledges and agrees that such Certificateholder has and shall have no present interest in the Basis Risk Reserve Fund and the amounts on deposit or to be deposited therein, but shall have only a contingent interest in amounts distributable on the Class R Certificate as provided in this Agreement.

                                 ARTICLE VII
                                    DEFAULT

     Section 7.01. Events of Default. (a) "Event of Default," wherever used herein, means any one of the following events:

         (i) any failure by the Servicer to remit to the Trustee any payment, excluding any Periodic Advance and any Servicing Advance, required to be made by the Servicer under the terms of this Agreement which continues unremedied for one Business Day after delivery of notice thereof to the Servicer;

         (ii) any failure by the Servicer to make any required Servicing Advance which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder;

         (iii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement (or, if the Servicer is the Originator, the failure of the Originator to repurchase a Mortgage Loan as to which a breach has been established that requires a repurchase pursuant to the terms of the Purchase Agreement), or the failure of any representation and warranty made pursuant to Section 3.01 to be true and correct which continues unremedied for a period of 90 days after the earlier of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer, as the case may be, by the Depositor or the Trustee or to the Servicer and the Trustee by any Certificateholder and (B) actual knowledge of such failure by a Servicing Officer or Responsible Officer of the Servicer;

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days or shall have resulted in the entry of an order for relief or any such adjudication or appointment;

         (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property;

         (vi) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

         (vii) the Servicer no longer meets the qualifications of either a FNMA or FHLMC seller/servicer;

         (viii) the Servicer attempts to assign any of its rights or delegate any of its duties hereunder other than in compliance with the terms of this Agreement;

         (ix) the Servicer shall fail to satisfy the Servicer Termination
     Test;

         (x) any failure of the Servicer to make any Periodic Advance on any Servicer Remittance Date required to be made which continues unremedied until 3:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date.

     (b) If an Event of Default described in this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied the Trustee may, and shall (x) in the case of an Event of Default specified in clause (i) or clause (x) of Section 7.01(a), and (y) in the case of any other Event of Default at the direction of the Majority Certificateholders, by notice in writing to the Servicer terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, as servicer. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Trustee or its designee and the Trustee (or such other successor Servicer, as applicable) is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, at the expense of the Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer agrees to cooperate (and pay any related costs and expenses) with the Trustee or another successor Servicer, as applicable, in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee or another successor Servicer, as applicable, for administration by it of all amounts which shall at the time be credited by the Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default. Until a successor Servicer has been appointed, the Trustee shall be the successor Servicer in all respects without further action, and all authority and power of the Servicer under this agreement shall pass to and be vested in the Trustee on and after the effective date of termination.

     Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time that the Servicer receives a notice of termination pursuant to
Section 7.01, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 5.24, or the Servicer is removed as Servicer pursuant to Section 7.01, in which event the Trustee shall promptly notify the Rating Agencies, and except as otherwise provided in
Section 7.01, the Trustee or another successor shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof arising on or after the date of succession; provided, however, that the Trustee shall not be liable for any actions or the representations and warranties of any servicer prior to it and including, without limitation, the obligations of the Servicer set forth in Sections 2.04 and 3.03. The Trustee, as successor Servicer, or any other successor Servicer shall be obligated to pay Compensating Interest pursuant to
Section 6.09 in any event and to make advances pursuant to Section 5.21 unless, and only to the extent the Trustee as successor servicer determines reasonably and in good faith that such advances would not be recoverable pursuant to Section 5.04.

     (b) Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders so requests in writing to the Trustee, appoint, pursuant to the provisions set forth in paragraph (f) below, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Notwithstanding the above, the Trustee shall perform all obligations of the Servicer or the Trustee appoints a successor Servicer.

     The Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing an home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans and having equity of not less than $5,000,000, as determined in accordance with generally accepted accounting principles as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor Servicer (other than the Trustee in its capacity as successor Servicer) so appointed shall be the amount agreed to between the successor Servicer and the Trustee (up to a maximum of 0.50% per annum on the outstanding Principal Balance of each Mortgage Loan), together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 5.14; provided, however, that if the Trustee becomes the successor Servicer it shall receive as its compensation the same compensation paid to the Servicer immediately prior to the Servicer's removal or resignation. The successor Servicer shall be entitled to set-up expenses, if any, in connection with becoming Servicer pursuant to Section 5.04(j) hereof.

     (c) [Reserved]

     (d) The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession, including the notification by such successor of all Mortgagors of the transfer of servicing to the extent that the predecessor Servicer fails to do so. The predecessor Servicer agrees to cooperate with the Trustee and any successor Servicer in effecting the termination of the predecessor Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, at the predecessor Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Servicer or that are thereafter received with respect to the Mortgage Loans. Any collections received by the predecessor Servicer after such removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor Servicer. Any amounts and documents which are property of the Trust Fund held by the predecessor Servicer shall be held in trust on behalf of the Trustee until transferred to the successor Servicer or Trustee. Neither the Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as Servicer until a successor Servicer has been appointed.

     (e) Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 5.14. The Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (f) Notwithstanding anything to the contrary in this Article VII, upon removal or resignation of the Servicer the Trustee shall (i) solicit bids from prospective successor Servicers as described below and (ii) until such time as another successor Servicer is appointed, assume the duties and obligations of the Servicer. The Trustee agrees to act as Servicer during such solicitation process and shall assume all duties and obligations of the Servicer. The Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions. Such public announcement shall specify that the successor Servicer shall be entitled to servicing compensation in accordance with this Agreement. The Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid as to the price it will pay to obtain servicing. The Trustee shall deduct from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum less any amounts due the Trustee or the Trust from the Servicer shall be paid by the Trustee to the predecessor Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

     If the Servicer resigns or is replaced hereunder, the costs and expenses of the successor Servicer relating to the transfer of servicing rights and responsibilities remaining, if any, after deduction from the sale price as described above shall be payable to the successor Servicer pursuant to Section 5.04(j) hereof.

     (g) The Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately (i) record all Assignments of Mortgage not previously recorded in the name of the Trustee pursuant to
Section 2.03 as a result of an Opinion of Counsel and (ii) make all Periodic Advances and Compensating Interest Payments and deposit them to the Collection Account, which amounts the predecessor Servicer has theretofore failed to remit with respect to the Mortgage Loans.

     (h) The Servicer that is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor.

     (i) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities of the predecessor Servicer including, but not limited to, the maintenance of the hazard insurance policies, the fidelity bond and an errors and omissions policy pursuant to
Section 5.08 and shall be entitled to the Servicing Compensation and all of the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. The appointment of a successor Servicer shall not affect any liability or right of the predecessor Servicer which may have arisen or accrued under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy) and any right to reimbursement pursuant to Section 5.04 or otherwise under this Agreement, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement.

     Section 7.03. Waiver of Defaults. The Majority Certificateholders may, on behalf of all Certificateholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article VII; provided, however, that the Majority Certificateholders may not waive a default in making a required distribution on a Certificate without the consent of the holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement unless otherwise specified in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to the Rating Agencies.

                                 ARTICLE VIII
                                  TERMINATION

     Section 8.01. Termination. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Trustee or (ii) mutual consent of the Servicer and all Certificateholders in writing; provided, however, that in no event shall the Trust Fund established by this Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James, alive as of the date hereof.

     (b) In addition, subject to Section 8.02, the Residual Certificateholder may, at its option and at its sole cost and expense, upon 20 days' prior written notice to the Trustee, terminate this Agreement on any date on which the Total Loan Balance is less than 10% of the sum of (x) the Cut-off Date Loan Balance plus (y) the aggregate of the Principal Balances of any Subsequent Mortgage Loans on their respective Subsequent Cut-off Dates, by purchasing, during the Prepayment Period relating to the next succeeding Distribution Date, all of the outstanding Mortgage Loans and REO Properties for a price (the "Termination Price") equal to the sum of (i) the greater of
(x) 100% of the unpaid principal balance of each such outstanding Mortgage Loan and each REO Property plus the aggregate amount of accrued and unpaid interest on such Mortgage Loans through the related Due Period and (y) the aggregate Certificate Principal Amount of the Regular Certificates, plus interest accrued and unpaid thereon, (ii) any Deferred Amount not yet reimbursed to the Class M1, Class M2 and Class B Certificateholders, (iii) any unreimbursed Servicing Advances, and (iv) the fair market value of any other property held by the Trust Fund. If the Residual Certificateholder does not exercise such purchase option within three calendar months of the date on which it is first entitled to do so, the Servicer shall have the option, at its sole cost and expense, upon 20 days' prior written notice to Trustee, to purchase all of the outstanding Mortgage Loans and REO Properties for the Termination Price.

         Any such purchase shall be accomplished by deposit into the Certificate Account of the Termination Price. From the Termination Price so deposited, the Trustee shall reimburse the Servicer for the amount of any unpaid Servicing Fees, unreimbursed Periodic Advances and unreimbursed Servicing Advances made by the Servicer with respect to the related Mortgage Loans.

     (c) [Reserved]

     (d) Notice of any termination, specifying the Distribution Date upon which the Trust Fund will terminate and that the Certificateholders shall surrender their Certificates to the Trustee or the Certificate Registrar for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Certificateholders mailed during the month of such final distribution before the Servicer Remittance Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee or the Certificate Registrar therein designated,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee or the Certificate Registrar therein specified.

     (e) In the event that not all Certificateholders surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look only to such Class R Certificateholders for payment. Such funds shall remain uninvested.

     Section 8.02. Additional Termination Requirements. (a) In the event that the Residual Certificateholder or the Servicer exercises its purchase option with respect to the Trust Fund as provided in Section 8.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this
Section 8.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in Section 860F of the Code or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Regular Certificates are outstanding:

         (i) The Trustee shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Trustee shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

         (ii) During such 90-day liquidation period, and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; and

         (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class R Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the REMIC shall terminate at that time.

     (b) By their acceptance of the Class R Certificates, the Holders thereof hereby agree to authorize the Trustee to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Class R Certificateholders.

                                  ARTICLE IX
                            CONCERNING THE TRUSTEE

         Section 9.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Seller hereunder. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

         The Trustee shall sign on behalf of the Trust Fund any tax return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws.

         The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

         (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

         Section 9.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

         (a) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

         (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured and of which a Responsible Officer of the Trustee has actual knowledge or notice), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

         (d) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by at least a 25% Percentage Interest of any Class of Regular Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders or this Agreement, the Trustee may require reasonable security or indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

         (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;

         (g) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

         (h) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder.

         Section 9.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates, other than the signature of the Trustee on the Certificates and the certificate of authentication, shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document, other than the signature of the Trustee on the Certificates and the certificate of authentication. The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or any other account by or on behalf of the Depositor or the Servicer, other than any funds held by or on behalf of the Trustee in accordance with Article VI.

         Section 9.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 9.05. Payment of Trustee's Fees. The Trustee shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee Fee as provided in Section 6.05(b)(i). Except as otherwise provided in this Agreement, the Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or unanticipated out-of-pocket expense incurred or paid to third parties (which expenses shall not include salaries paid to employees, or allocable overhead, of the Trustee) in connection with the acceptance or administration of its trusts hereunder or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder, but only to the extent that indemnity otherwise available (to the extent actually received in a reasonably timely manner) to the Trustee from the Servicer, Bankers Trust Company, the Custodian and otherwise is insufficient to cover such losses, liabilities or expenses. All such amounts shall be payable from funds in the Collection Account as provided in Section 5.04.

         The Servicer covenants and agrees to indemnify the Trustee and any director, officer, employee or agent of the Trustee against any losses, liabilities, damages, claims or expenses (including reasonable legal fees and such related expenses) that may be sustained by the Trustee in connection with this Agreement related to willful misfeasance, bad faith or negligence in the performance of the Servicer's duties hereunder.

         The provisions of this Section 9.05 shall survive the termination of this Agreement and the removal or resignation of the Trustee.

         Section 9.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or a national banking association organized and doing business under the laws of any state or the United States of America or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and having a deposit rating of at least "A-" or the equivalent by each Rating Agency. In addition, the Trustee shall at all times be acceptable to the Rating Agencies rating the Certificates. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and their affiliates or the Servicer and its affiliates; provided, however, that such corporation cannot be an affiliate of the Servicer other than the Trustee in its role as successor to the Servicer.

         Section 9.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving notice thereof to the Depositor, the Servicer and to all Certificateholders; provided, that such resignation shall not be effective until a successor trustee is appointed and accepts appointment in accordance with the following provisions. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee who meets the eligibility requirements of
Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee; provided, however, that the resigning Trustee shall not resign and be discharged from the trusts hereby created until such time as each Rating Agency rating the Certificates approve the successor trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the rating of the long-term debt obligations of the Trustee is not acceptable to the Rating Agencies in respect of mortgage pass-through certificates having a rating equal to the then current rating on the Certificates or if the Trustee fails to perform its duties in accordance with this Agreement, then the Servicer may remove the Trustee and appoint a successor trustee who meets the eligibility requirements of Section 9.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Servicer.

         The Majority Certificateholders may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Depositor by the Servicer.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 9.08.

         Section 9.08. Successor Trustee. Any successor trustee appointed as provided in Section 9.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all of the Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register provided that the Servicer has received such Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

         Section 9.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.08 hereof.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 9.11. Appointment of Custodians. The Trustee may appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. The Trustee shall pay any and all fees and expenses of any Custodian in accordance with each Custodial Agreement. The Trustee initially appoints Chase Bank of Texas, N.A. as Custodian, and the Depositor and the Servicer consent to such appointment. Subject to the terms of this Agreement, the Trustee agrees to comply with the terms of each Custodial Agreement, if any, and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders having an interest in any Mortgage File held by such Custodian. Each Custodian shall be a depository institution or trust company subject to supervision by federal or state authority, shall have combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in section 11.03 thereof. Subject to the provisions of this Agreement, in no event shall the appointment of any Custodian pursuant to a Custodial Agreement diminish the obligations of the Trustee hereunder.

         Section 9.12. Appointment of Agent. The Trustee hereby appoints Bankers Trust Company as its agent and, as necessary, its attorney in fact, for the purpose of performing the duties of the Trustee under this Agreement and the Custodial Agreement (including payment of fees and expenses of the Custodian) relating to compliance with the REMIC Provisions and related reporting obligations (including payment by such agent of amounts otherwise payable by the Trustee under Sections 10.01(c) and (d)), SEC reporting, distributions and related reporting requirements, registration, execution and authentication of Certificates in its capacity as Certificate Registrar, establishment and maintenance of accounts and the holding of the Trust Fund (other than the Mortgage Files), and such other obligations as are set forth in the Agency Agreement, including but not limited to those obligations set forth in Section 7.02 of this Agreement.

                                  ARTICLE X
                               REMIC PROVISIONS

         Section 10.01. REMIC Administration. (a) The Trustee shall make an election to treat the Trust Fund (exclusive of the Basis Risk Reserve Fund) as a REMIC under the Code, and if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For purposes of the REMIC election, (i) each Class of Regular Certificates shall be designated as representing ownership of "regular interests" and the Class R Certificates shall be designated as the sole Class of "residual interest" in the REMIC. The Trustee shall not permit the creation of any "interests" in the REMIC (within the meaning of Section 860G of the Code) other than the REMIC regular interests and the residual interest represented by the Certificates.

         (b) The Closing Date is hereby designated as the Startup Day of the REMIC within the meaning of Section 860G(a)(9) of the Code.

         (c) The Trustee shall pay out of its own funds, without any right of reimbursement, any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect thereto that involved the Internal Revenue Service or state tax authorities), other than the expense of obtaining any tax related Opinion of Counsel not obtained in connection with such an audit and other than taxes, in either case except as specified herein; provided, however, that if such audit resulted from the negligence of the Servicer or the Depositor, then the Servicer or the Depositor, as the case may be, shall pay such expenses. The Trustee, as agent for the tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The Holder of the largest Percentage Interest in the Class R Certificates from time to time is hereby designated as Tax Matters Person with respect to the REMIC and hereby irrevocably appoints and authorizes the Trustee to act its agent to perform the duties of the Tax Matters Person with respect to the REMIC. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.

         (d) The Trustee shall prepare or cause to be prepared, sign and file all of the Tax Returns in respect of the Trust Fund created hereunder, other than Tax Returns required to be filed by the Servicer pursuant to Section
5.25. The expenses of preparing and filing such returns shall be borne by the Trustee without any right of reimbursement therefor.

         (e) The Trustee shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trustee shall provide (i) to any Transferor of a Class R Certificate and to the Internal Revenue Service such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Disqualified Organization, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund. In addition, the Depositor shall provide or cause to be provided to the Trustee, within ten (10) days after the Closing Date, all information or data that the Trustee reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates. The Depositor shall indemnify the Trustee and hold it harmless for any loss, liability, damage, claim, or expense of the Trustee arising from any failure of the Depositor to provide, or to cause to be provided, in response to the reasonable requests of the Trustee made pursuant to this paragraph, accurate information or data to the Trustee on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement.

         (f) The Trustee shall take such action and shall cause the Trust Fund created hereunder to take such action as shall be necessary to create or maintain the status of the Trust Fund (exclusive of the Basis Risk Reserve
Fund) as a REMIC under the REMIC Provisions (and the Servicer shall assist it, to the extent reasonably requested by it). The Trustee shall not take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund (exclusive of the Basis Risk Reserve Fund) as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Trustee received an Opinion of Counsel (at the expense of the party seeking to take such action but in no event shall such Opinion of Counsel be an expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or result in the imposition of such a tax. The Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action which is not expressly permitted under the terms of this Agreement, the Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement (but in no event shall such cost be an expense of the Trustee). At all times as may be required by the Code, the Trustee will ensure that substantially all of the assets of the Trust Fund (exclusive of the Basis Risk Reserve Fund) will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, (ii) to the Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article V or this Article X, or otherwise (iii) to the Holders of the Residual Certificates.

         (h) On or before April 15 of each calendar year, commencing April 15, 2000, the Trustee shall deliver to the Servicer and each Rating Agency a certificate from a Responsible Officer of the Trustee stating the Trustee's compliance with this Article X.

         (i) The Servicer and the Trustee shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis.

         (j) The Trustee shall not accept any contributions of assets to the Trust Fund unless it shall have received an Opinion of Counsel (which such Opinion of Counsel shall not be an expense of the Trustee) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund (exclusive of the Basis Risk Reserve Fund) to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (k) Neither the Trustee nor the Servicer shall enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (l) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the Regular Certificates is the REMIC Maturity Date.

         (m) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q.

         (n) The Trustee shall treat the Basis Risk Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Holder of the Class R Certificate and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class A, Class M1, Class M2, and Class B Certificateholders to receive payments from the Basis Risk Reserve Fund in the event of a Basis Risk Shortfall as rights in an interest rate cap contract written by the Class R Certificateholder in favor of the Class A, Class M1, Class M2, and Class B Certificateholders. Thus, each Class A, Class M1, Class M2, and Class B Certificate shall be treated as representing not only ownership of regular interests in the Trust Fund, but also ownership of an interest in a discrete interest rate cap contract. For purposes of determining the issue prices of the regular interests, the Trustee shall assume that the interest rate cap contract has only a nominal value. This provision is intended to satisfy the requirements of Treasury Regulation
Section 1.860G-2(i), concerning the treatment of property rights coupled with regular interests, and shall be interpreted in a manner consistent with such regulations.

         Section 10.02. Prohibited Transactions and Activities. Neither the Depositor, the Servicer nor the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans, except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article VIII of this Agreement, or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement, nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Accounts for gain, nor accept any contributions to the Trust Fund after the Closing Date unless it have received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition but in no event shall such Opinion of Counsel be an expense of the Trustee) that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund (exclusive of the Basis Risk Reserve
Fund) as a REMIC or (b) cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions (such opinion, a "REMIC Opinion").

         Section 10.03. Trustee and Servicer Indemnification. (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer (such indemnification to be limited, so long as the Agency Agreement remains in effect, to recovery by the Trustee from the Agent under Section 7 of the Agency Agreement) for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Servicer as a result of a breach of the Trustee's covenants set forth in this Article X.

         (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in this Article X or in Article V with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer pursuant to
Section 5.25 that contain errors or omissions.

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS

         Section 11.01. Limitation on Liability of the Depositor and the Servicer. (a) Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or the Servicer against any breach of warranties or representations made herein, or against any specific liability imposed on the Servicer or the Depositor pursuant to any other Section hereof; and provided further that this provision shall not protect the Depositor, the Servicer or any such person, against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to the Servicer's servicing obligations with respect to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or related to the Servicer's obligations under this Agreement, or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In the event the Depositor or the Servicer take any action as described in the preceding sentence, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund, and the Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor as provided in Section 5.04.

         (b) [Reserved]

         (c) The Servicer agrees to indemnify and hold the Trustee, the Depositor and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Depositor and any Certificateholder may sustain resulting from the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Depositor and each Certificateholder if a claim is made by a third party arising out of or based upon the alleged actions of the Servicer or alleged failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Depositor and/or Certificateholder in respect of such claim. Notwithstanding the foregoing, the Servicer shall not be obligated to indemnify the Trust Fund or assume the defense for any claim by a third party that does not arise out of and is not based upon the alleged actions of the Servicer or alleged failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement.

         (d) The Servicer shall reimburse itself from amounts in the Collection Account pursuant to Section 5.04 for all amounts advanced by it pursuant to the preceding sentence, except when a final nonappealable adjudication determines that the claim relates directly to the failure of the Servicer to perform its duties in compliance with this Agreement. The provision of this Section 11.01(d) shall survive the termination of this Agreement and the payment of the outstanding Certificates.

         Section 11.02. Acts of Certificateholders. (a) Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

         (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heir to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         (c) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (d) No Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee of the Trust Fund, or for any other remedy with respect to an event of default hereunder, unless: (i) such Certificateholder has previously given written notice to the Depositor and the Trustee of such Certificateholder's intention to institute such proceeding;
(ii) the Certificateholders of not less than 51% of the Percentage Interests represented by the Senior Certificates then outstanding or, if there are no Senior Certificates then outstanding, by a majority of the Percentage Interests represented by the outstanding Classes of Certificates, shall have made written request to the Trustee to institute such proceeding in its own name as Trustee establishing the Trust Fund; (iii) such Certificateholder or Certificateholders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be insured in compliance with such request; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; and
(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificateholders of a majority of the Percentage Interests represented by the Senior Certificates or, if there are no Senior Certificates then outstanding, by a majority of the Percentage Interests represented by the outstanding Classes of Certificates; it being understood and intended that no one or more Certificateholders shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Certificateholder of the same Class or to obtain or to seek to obtain priority or preference over any other Certificateholder of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Certificateholders of the same Class.

         Section 11.03. Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct, modify or supplement any provisions herein which may be inconsistent with any other provisions herein or in an Offering Document, (iii) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions hereof amend this Agreement in any respect subject to the provisions below, or (iv) if such amendment, as evidenced by an Opinion of Counsel (provided by the Person requesting such amendment) delivered to the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any proposed such action which, if made effective, would apply retroactively to the Trust Fund at least from the effective date of such amendment; provided that in the case of clause (iii) such action shall not adversely affect in any material respect the interests of any Certificateholder (other than Certificateholders who shall consent to such amendment), as evidenced either by an Opinion of Counsel (provided by the Person requesting such amendment) or written notification from each Rating Agency to the effect that such amendment will not cause such Rating Agency to lower or withdraw the then current ratings on the Certificates, delivered to the Trustee.

         This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee with the consent of the Majority Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.03, Certificates registered in the name of the Depositor or the Servicer or any affiliate thereof shall be entitled to voting rights with respect to matters described in (i), (ii) and (iii) of this paragraph.

         Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (provided by the Person requesting such amendment) to the effect that such amendment will not result in the imposition of any tax on the Trust Fund pursuant to the REMIC Provisions or cause the Trust Fund to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

         Promptly after the execution of any such amendment the Trustee shall furnish a statement describing the amendment to each Certificateholder and each Rating Agency.

         It shall not be necessary for the consent of Certificateholders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

         Section 11.04. Recordation of Agreement. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction and at the expense of Majority Certificateholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders, as applicable, or is necessary for the administration or servicing of the Mortgage Loans.

         Section 11.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Servicer, Long Beach Mortgage Company, 1100 Town and Country Road, Orange, California 92868, Attention: General Counsel, with a copy to James Guerin, Senior Vice President; (ii) in the case of ACE Securities Corp., c/o Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: Asset-Backed Securities Group, ACE 1999-LB2; (iii) in the case of the Trustee, First Union National Bank, c/o Bankers Trust Company, 3 Park Plaza, 16th Floor, Irvine, California 92614,
Attention: ACE/Long Beach 1999-LB2; (iv) in the case of the Certificateholders, as set forth in the Certificate Register; (v) in the case of Moody's, Moody's Investors Service, 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-through Monitoring; (vi) in the case of S&P, Standard & Poor's Rating Services, 25 Broadway, 12th Floor, New York, New York 10004; and (vii) in the case of Fitch, Fitch ICBA, Inc., One State Street Plaza, New York, New York 10004. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

         Section 11.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement or of the Certificates or the rights of the Holders thereof.

         Section 11.07. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 11.08. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and permitted assigns.

         Section 11.09. Headings. The headings of the various articles and sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 11.10. [Reserved]

         Section 11.11. Third Party Beneficiary. The parties agree that the Seller is intended to have and shall have all rights of a third-party beneficiary of this Agreement.

         Section 11.12. Intent of the Parties. It is the intent of the Depositor and Certificateholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Certificates will be treated as evidencing beneficial ownership interests in a REMIC. The parties to this Agreement and the holder of each Certificate, by acceptance of its Certificate, and each beneficial owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the Certificates in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

         Section 11.13. Notice to Rating Agencies.

         The Trustee shall use its best efforts to promptly provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

         1. Any material change or amendment to this Agreement;

         2. The occurrence of any Event of Default;

         3. The resignation or termination of the Servicer or the Trustee; and

         4. The final payment to Certificateholders.

         In addition, the Trustee shall promptly furnish to the Rating Agencies copies of the following:

         1. Each report to Certificateholders described in Section 6.07; and

         2. Each annual independent public accountants' servicing report described in Section 5.17.

         Any such notice pursuant to this Section 11.13 shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service.

         Section 11.14. Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.15. Appointment of Agent. The Depositor hereby appoints Deutsche Bank Securities Inc. as its agent for the purpose of performing the duties of the Depositor under this Agreement, other than the duties of the Depositor under Article II and Section 3.02 hereof.






         IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                        ACE SECURITIES CORP.
                                        as Depositor


                                        By: ________________________________
                                            Name:
                                            Title:


                                         LONG BEACH MORTGAGE COMPANY
                                         as Servicer


                                         By: _______________________________
                                             Name:  Jeffrey A Sorensen
                                             Title:  Vice President


                                         FIRST UNION NATIONAL BANK
                                         as Trustee



                                         By: ________________________________
                                             Name:
                                             Title:





                                   EXHIBIT A

                                   [RESERVED]





                                  EXHIBIT B-1

                         FORMS OF REGULAR CERTIFICATES






                          FORM OF SENIOR CERTIFICATE

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                      PASS-THROUGH CERTIFICATE, CLASS [ ]

                  Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Initial Class                                 Initial Certificate
Principal Amount of the Class [  ]            Principal Amount of this
Certificates: $[           ]                  Certificate: $[            ]

Certificate                                   Cut-off Date:  July 1, 1999
Interest Rate:  Variable

Number [   ]                                  CUSIP:  [                 ]
                                              ISIN:  [                  ]
                                              Common Code:  [           ]




         THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of the Class [ ] Certificates, both as specified above) in
(i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in August 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.



         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                          [FIRST UNION NATIONAL BANK,
                                               as Trustee


                                           By:__________________________
                                              AUTHORIZED SIGNATORY


                                           Dated:____________________




                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                           [FIRST UNION NATIONAL BANK,
                                               as Trustee


                                           By:__________________________
                                              AUTHORIZED SIGNATORY


                                           Dated:____________________





                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, First Union National Bank, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A Certificates (the "Senior Certificates"), the Class M1, Class M2 and Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

         On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street, Ninth Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Structured Finance Trust Services. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the Total Loan Balance is less than 10% of the Cut-off Date Loan Balance thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.






                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

- ------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certifi-cate Register and does hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                      Signature by or on behalf of Assignor
- --------------------------
   Authorized Officer               __________________________________________
                                      Signature Guaranteed

- --------------------------          ------------------------------------------
   Name of Institution                    NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

- ------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

- ------------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

- ------------------------------------------------------------------------------

This information is provided by ______________________________________________

the assignee named above, or ___________________________________ as its agent.






                         FORM OF CLASS M1 CERTIFICATE

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE OR THE DEPOSITOR.



                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                      PASS-THROUGH CERTIFICATE, CLASS M1

                  Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Initial Class                             Initial Certificate
Principal Amount of the Class M1          Principal Amount of this
Certificates: $[           ]              Certificate: $[               ]

Certificate                               Cut-off Date:  July 1, 1999
Interest Rate:  Variable

Number [   ]                               CUSIP:  [                 ]
                                           ISIN:  [                  ]
                                           Common Code:  [           ]





         THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of the Class M1 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in August 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.





         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                      FIRST UNION NATIONAL BANK,
                                          as [Trustee]


                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                         Dated: _______________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        [FIRST UNION NATIONAL BANK,]
                                             as [Trustee]


                                        By:_____________________________
                                           AUTHORIZED SIGNATORY


                                        Dated: _______________________





                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, First Union National Bank, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A Certificates (the "Senior Certificates"), the Class M1, Class M2 and Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

         On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street, Ninth Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Structured Finance Trust Services. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the Total Loan Balance is less than 10% of the Cut-off Date Loan Balance thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.






                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

- ------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor
- --------------------------
   Authorized Officer               __________________________________________
                                    Signature Guaranteed

- --------------------------          ------------------------------------------
   Name of Institution                       NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a partici-pant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.
                                    Notarized or witnessed signatures are
                                    not acceptable as guaranteed signatures.



                           DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

- ------------------------------------------------------------------------------

for the account of ___________________________________________________________
account number __________________ or, if mailed by check, to _________________

- ------------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

- ------------------------------------------------------------------------------

This information is provided by ______________________________________________

         the assignee named above, or ____________________________________ as its agent.





                         FORM OF CLASS M2 CERTIFICATE

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE OR THE DEPOSITOR.



                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                      PASS-THROUGH CERTIFICATE, CLASS M2

                  Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Initial Class                              Initial Certificate
Principal Amount of the Class M2           Principal Amount of this
Certificates: $[           ]               Certificate: $[               ]

Certificate                                Cut-off Date:  July 1, 1999
Interest Rate:  Variable

Number [   ]                               CUSIP:  [                 ]
                                           ISIN:  [                  ]
                                           Common Code:  [                   ]





         THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of the Class M1 Certificates, both as specified above) in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in August 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.





         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     FIRST UNION NATIONAL BANK,
                                      as Trustee



                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                      Dated: _________________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                    [FIRST UNION NATIONAL BANK,]
                                      as [Trustee]



                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                      Dated: _________________________









                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, First Union National Bank, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A Certificates (the "Senior Certificates"), the Class M1, Class M2 and Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

         On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street, Ninth Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Structured Finance Trust Services. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the Total Loan Balance is less than 10% of the Cut-off Date Loan Balance thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.







                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

- ------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                    Signature by or on behalf of Assignor
- --------------------------
   Authorized Officer               __________________________________________
                                    Signature Guaranteed

- --------------------------          ------------------------------------------
   Name of Institution                     NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

- ------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

- ------------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

- ------------------------------------------------------------------------------

This information is provided by ______________________________________________

the assignee named above, or ___________________________________ as its agent.






                         FORM OF CLASS B CERTIFICATE

         THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NEITHER AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OR SECTION 407 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), THE TRUSTEE OF ANY SUCH PLAN OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR (2) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(e) OF THE PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(B) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND UPON WHICH THE TRUSTEE AND THE DEPOSITOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR THE CODE AND WILL NOT SUBJECT THE TRUSTEE OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE TRUSTEE OR THE DEPOSITOR.







                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                       PASS-THROUGH CERTIFICATE, CLASS B

                  Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Initial Class                            Initial Certificate
Principal Amount of the Class B          Principal Amount of this
Certificates: $[           ]             Certificate: $[               ]

Certificate                              Cut-off Date:  July 1, 1999
Interest Rate:  Variable

Number [   ]                             CUSIP:  [                 ]
                                         ISIN:  [                  ]
                                         Common Code:  [                ]





         THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of the Class B Certificates, both as specified above) in (i) certain distributions of principal and interest on certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation, (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in August 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.





         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                    FIRST UNION NATIONAL BANK,
                                        as Trustee



                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                         Dated: ______________________




                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                     [FIRST UNION NATIONAL BANK],
                                          as [Trustee]

                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                         Dated: ______________________





                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, First Union National Bank, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A Certificates (the "Senior Certificates"), the Class M1, Class M2 and Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

         On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street, Ninth Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Structured Finance Trust Services. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the Total Loan Balance is less than 10% of the Cut-off Date Loan Balance thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.



                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

- ------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                     Signature by or on behalf of Assignor
- --------------------------
   Authorized Officer                __________________________________________
                                     Signature Guaranteed

- --------------------------          ------------------------------------------
   Name of Institution                    NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.






                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

- ------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

- -----------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

- -----------------------------------------------------------------------------

This information is provided by _____________________________________________

the assignee named above, or ___________________________________ as its agent.




                                  EXHIBIT B-2

                         FORM OF RESIDUAL CERTIFICATE




         THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

         THIS CERTIFICATE IS NOT ENTITLED TO DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST. THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED ONLY TO CERTAIN LIMITED DISTRIBUTIONS AS PROVIDED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

         THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT,
(B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE 1933 ACT,
(C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE 1933 ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, SUBJECT TO THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

         NEITHER THIS CERTIFICATE, NOR ANY BENEFICIAL INTEREST IN THIS CERTIFICATE, MAY BE TRANSFERRED, SOLD, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AN AFFIDAVIT STATING (A) THAT THE PROPOSED TRANSFEREE IS NOT A "DISQUALIFIED ORGANIZATION" WITHIN THE MEANING OF SECTION 860E(E)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") AND IS NOT PURCHASING THE CERTIFICATE ON BEHALF OF A DISQUALIFIED ORGANIZATION, (B) THAT THE PROPOSED TRANSFEREE (1) IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), (2) IS NOT INVESTING THE ASSETS OF ANY SUCH PLAN, (3) IS NOT A PLAN SUBJECT TO CODE
SECTION 4975 OR (4) A PERSON OR ENTITY THAT IS USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN TO ACQUIRE THIS CERTIFICATE, (C) THAT NO PURPOSE OF SUCH TRANSFER IS TO AVOID OR IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (D) IN THE CASE OF A NON-U.S. PERSON, IS A NON-U.S. PERSON THAT HOLDS A RESIDUAL CERTIFICATE IN CONNECTION WITH THE CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES AND HAS FURNISHED THE TRANSFEROR AND THE TRUSTEE WITH AN EFFECTIVE INTERNAL REVENUE SERVICE FORM 4224 OR SUCCESSOR FORM AT THE TIME AND IN THE MANNER REQUIRED BY THE CODE. IN ADDITION, THIS CERTIFICATE MAY NOT BE HELD BY A NOMINEE.


                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                       PASS-THROUGH CERTIFICATE, CLASS R

                  Evidencing a beneficial interest in a pool consisting primarily of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans and other assets in a trust fund established by

                             ACE SECURITIES CORP.

Percentage Interest:       100%           Cut-off Date: July 1, 1999

Number [   ]




         THIS CERTIFIES THAT [ ] is the registered owner of the Percentage Interest evidenced by this Certificate in (i) certain distributions of amounts in respect of certain fixed and adjustable rate, fully amortizing and balloon, conventional, first lien residential mortgage loans (the "Mortgage Loans") acquired from ACE Securities Corp. (the "Depositor"), a Delaware corporation,
(ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Pooling and Servicing Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the "Trust Fund").

         Distributions on this Certificate will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in August 1999 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all the Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         Solely for federal income tax purposes, and for no other purpose, the Class R Certificate shall evidence ownership of the Basis Risk Reserve Fund.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.





         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                     FIRST UNION NATIONAL BANK,
                                         as Trustee



                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                         Dated: ______________________



                         CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.


                                     [FIRST UNION NATIONAL BANK],
                                         as [Trustee]



                                      By:_____________________________
                                         AUTHORIZED SIGNATORY


                                         Dated: ______________________






                             ACE SECURITIES CORP.
                        HOME EQUITY LOAN TRUST 1999-LB2
                           PASS-THROUGH CERTIFICATE

         This Certificate is one of a duly authorized issue of certificates designated as ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Pass-Through Certificates (the "Certificates"), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement"), among ACE Securities Corp., as Depositor, First Union National Bank, as Trustee, and Long Beach Mortgage Company, as Servicer, to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. The Certificates consist of the following Classes: the Class A Certificates (the "Senior Certificates"), the Class M1, Class M2 and Class B Certificates (the "Subordinate Certificates") and the Class R Certificate (the "Residual Certificate").

         On each Distribution Date, the Total Distribution Amount for such date will be distributed from the Certificate Account to Holders of the Certificates according to the terms of the Pooling and Servicing Agreement. All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Percentage Interest of each such Certificate.

         Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as it appears on the Certificate Register (except that with respect to a Certificate registered in the name of a Clearing Agency or its nominee, distributions will be made by wire transfer of immediately available funds) or by wire transfer in immediately available funds, upon written request made to the Trustee or as otherwise permitted by the Trustee. Wire transfers will be made at the expense of the Holder requesting the same by deducting a wire transfer fee from the related distribution. The final distribution on this Certificate will be made, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Certificate at the Corporate Trust Office (as defined below).

         The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon and the presentment and surrender of the Certificates for any other purpose is the corporate trust office of the Trustee at 230 South Tryon Street, Ninth Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust Structured Finance Trust Services. The Trustee may designate another address from time to time by notice to the Holders of the Certificates and the Depositor.

         The Pooling and Servicing Agreement permits the amendment thereof from time to time by the Depositor, the Servicer and the Trustee for the purpose of adding, changing or eliminating any provisions of the Pooling and Servicing Agreement or modifying the rights of the Holders of the Certificates thereunder; provided, however, that (i) no such amendment may be made unless the Trustee receives an opinion of counsel as to certain tax matters specified in the Pooling and Servicing Agreement and (ii) no such amendment may (a) reduce the amount or delay the timing of distributions required to be made on any Certificate without the consent of the Holder of such Certificate, or (b) reduce the percentage of aggregate outstanding Percentage Interest of each Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding. Any consent by the Holder of this Certificate will be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Percentage Interest) will be issued to the designated transferee or transferees. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Percentage Interest) as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Class A, Class M1, Class M2 and Class B Certificates are issuable only in registered form, in minimum denominations of $25,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities. The Class R Certificate will be issued as a single Certificate and maintained in physical form. The Class R Certificate shall remain outstanding until the latest final Distribution Date for the Certificates.

         The Certificates are subject to optional prepayment in full in accordance with the Pooling and Servicing Agreement on any Distribution Date on which the Total Loan Balance is less than 10% of the Cut-off Date Loan Balance thereof for an amount as specified in the Pooling and Servicing Agreement. In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

         The Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflict of laws principles applied in the State of New York. In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Pooling and Servicing Agreement.





                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

- ------------------------------------------------------------------------------
the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocable constitute and appoint

- ------------------------------------------------------------------------------
to transfer such Certificate in such Certificate Register of the Trust.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

Dated:____________________          __________________________________________
                                     Signature by or on behalf of Assignor
- --------------------------
   Authorized Officer                __________________________________________
                                     Signature Guaranteed

- --------------------------          ------------------------------------------
   Name of Institution                       NOTICE: The signature(s) of this
                                    assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York
                                    Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.




                           DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for the information of the Certificate Registrar. Distributions shall be made by wire transfer in immediately available funds to

- ------------------------------------------------------------------------------

for the account of ___________________________________________________________

account number __________________ or, if mailed by check, to _________________

- ------------------------------------------------------------------------------

Applicable reports and statements should be mailed to ________________________

- ------------------------------------------------------------------------------

This information is provided by ______________________________________________

the assignee named above, or ____________________________________ as its agent.






                                   EXHIBIT C

                                 MORTGAGE FILE


         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Trustee or the Custodian on behalf of the Trustee pursuant to
Section 2.03 of the Agreement), all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

         (i) The original Mortgage Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Mortgage Loan to the Originator, endorsed by the Originator without recourse in the following form: "Pay to the order of __________________, without recourse" and signed manually or by facsimile in the name of the Originator by an authorized officer;

         (ii) The original Mortgage with evidence of recording indicated thereon;

         (iii) An original assignment of the Mortgage, in form acceptable for recordation in the jurisdiction in which the related Mortgaged Property is located (except for the assignee's name and recordation information not yet received), such assignment to be in blank and signed in the name of the Originator by an authorized officer;

         (iv) The originals of all intervening assignments of the Mortgage (with evidence of recording thereon) showing a complete chain of assignments from the originator of such Mortgage Loan to the Originator;

         (v) Any assumption, modification, consolidation or extension agreements (with evidence of recording thereon);

         (vi) The original policy of title insurance (or the original commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage); and

         (vii) The certificate of primary mortgage guaranty insurance, if any, issued with respect to such Mortgage Loan.




                                   EXHIBIT D

                            MORTGAGE LOAN SCHEDULE




                                   EXHIBIT E

                           ACKNOWLEDGMENT OF RECEIPT

                                                         ___________, 1999
ACE Securities Corp.
[address]

[Servicer]
[address]

         Re: Pooling and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor,
              _____________________, as Servicer, and _______________________,
              as Trustee, Certificates, Series _____________

Ladies and Gentlemen:

         In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Custodian], hereby certifies: except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received the original Mortgage Note (item (i) in Section 2.03(a)) with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and , subject to the review provided in Section 2.04 of the Pooling and Servicing Agreement, the other documents in the Mortgage File, and the documents contained therein appear to bear original or facsimile signatures or copies of originals if the originals have not yet been delivered.

         The [Custodian] has made no independent examination of any such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                          __________________________
                                          as [Custodian]



                                          By:  _______________________

                                               Name:
                                               Title:





                                   EXHIBIT F

                             INITIAL CERTIFICATION
                                                        _____________, 1999


ACE Securities Corp.
[address]

[Servicer]
[address]

         Re: Pooling and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor,
                  _____________________, as Servicer, and ____________________,
                  as Trustee, Certificates, Series _______________

Ladies and Gentlemen:

         In accordance with the provisions of Section 2.04 of the above-referenced Pooling and Servicing Agreement, the undersigned, as [Custodian], hereby certifies that, except as noted on the attached exception report, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section
2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity and (iv) each Mortgage Note has been endorsed as provided in Section 2.03 of the Pooling and Servicing Agreement. The [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.






         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                      ________________________________
                                      as [Custodian]


                                      By:______________________________
                                         Name:
                                         Title:





                                   EXHIBIT G

                              FINAL CERTIFICATION

                                                          _____________, 19__
ACE Securities Corp.
[address]

[Servicer]
[address]

         Re: Pooling and Servicing Agreement, dated as of ______________ among ACE Securities Corp., as Depositor,
                  __________________, as Servicer, and _______________________,
                  as Trustee, Certificates, Series _______________

Ladies and Gentlemen:

         In accordance with Section 2.04 of the above-captioned Pooling and Servicing Agreement, the undersigned, as [Custodian], hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to Section 2.03 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the above-referenced Pooling and Servicing Agreement are in its possession,
(ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule (described in items (i), (ii), (v), (vi), (x), (xi) and (xiii) of the definition of Mortgage Loan Schedule) respecting such Mortgage Loan accurately reflects the information set forth in the Mortgage File with respect to the Servicer's loan number, maturity date, original principal balance, first payment date and original term to maturity. The [Custodian] has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The [Custodian] makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.







         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                      ________________________________
                                      as [Custodian]


                                      By:______________________________
                                         Name:
                                         Title:





                                   EXHIBIT H

                       REQUEST FOR RELEASE OF DOCUMENTS

                                                   _____________, 19__
To: [Custodian]

         Re:      ACE Securities Corp., Certificates, Series ___________

         In connection with the administration of the pool of Mortgage Loans held by you as [Custodian], we request the release, and acknowledge receipt, of the (Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

MORTGAGOR'S NAME, ADDRESS & ZIP CODE:
MORTGAGE LOAN NUMBER:
REASON FOR REQUESTING DOCUMENTS (check one)

_____ 1. Mortgage Loan Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account.)

_____ 2. Mortgage Loan Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Collection Account.)

_____    3.       Mortgage Loan in foreclosure _____

_____ 4. Mortgage Loan purchased pursuant to Section 5.18, 5.30 or 8.01 of the Pooling and Servicing Agreement, and the Servicer hereby certifies that the applicable Loan Purchase Price or Termination Price has been credited to the Collection Account.

_____ 5. Mortgage Loan purchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Collection Account and that the substituted mortgage loan is a Qualified Substitute Mortgage Loan.)

_____    6.       Other (explain)

         If box 1, 2, 4 or 5 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.







         If item 3 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                      By:______________________________
                                         Name:
                                         Title:


Documents returned to [Custodian]:

Trustee
By: ______________________
Date:




                                   EXHIBIT I

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

State of _______________ )
                         )ss.:
County of ______________ )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Purchaser] (record or beneficial owner of the Asset Backed Certificates, Series 199__-__, Class R (the "Purchaser")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Purchaser (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Purchaser from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Purchaser is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Purchaser is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Purchaser expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         5. That the Purchaser has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 4.02(i) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (g) and (h) of Section 4.02(i) which authorize the Trustee to deliver payments to a person other than the Purchaser in the event the Purchaser holds such Certificates in violation of Section 4.02(i)). The Purchaser expressly agrees to be bound by and to comply with such restrictions and provisions.

         6. That the Purchaser consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Purchaser that is not a disqualified organization.

         7. The Purchaser's Taxpayer Identification Number is ___________.

         8. This affidavit and agreement relates only to the Class R Certificates held by the Purchaser and not to any other holder of the Class R Certificates. The Purchaser understands that the liabilities described herein relate only to the Class R Certificates.

         9. That no purpose of the Purchaser relating to the transfer of any of the Class R Certificates by the Purchaser is or will be to impede the assessment or collection of any tax.

         10. That the Purchaser has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Purchaser hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Purchaser intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

         11. That the Purchaser has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

         12. The Purchaser is (i) a citizen or resident of the United States;
(ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more persons described in this Paragraph 12 have authority to control all substantial decisions of the trust.

         13. The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person acting directly on behalf of any such plan.




         IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

[NAME OF PURCHASER]



By: ________________________
    [Name of Officer]
    [Title of Officer]
[Corporate Seal]
ATTEST:
[Assistant] Secretary

         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Purchaser, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this ____ day of ________________, 199__.

NOTARY PUBLIC

COUNTY OF STATE OF ______________

My Commission expires the ____ day of _______________, 19__.




                                   EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE

                                                      ______________, 19__

ACE Securities Corp.
[Address]

[Trustee]


         Re: ACE Securities Corp. Certificates, Series 1999-LB2

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to ________________________
(the "Purchaser") of a ____% Percentage Interests of Asset Backed Certificates, Series 199__-__, Class R Certificates (the "Certificates"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__, among ACE Securities Corp., as seller (the "Depositor"), ______________________, as Servicer, and ______________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificates by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.


         4. The Seller has no actual knowledge that the proposed Purchaser is not both a United States Person and a Permitted Transferee.

                                            Very truly yours,

                                            (Seller)
                                            By:  __________________________
                                                 Name:
                                                 Title:




                                   EXHIBIT K

                       FORM OF ERISA TRANSFER AFFIDAVIT



STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is the ______________________ of (the "Investor"), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

         2. The Investor either (x) is not an employee benefit plan subject to
Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Investor is an insurance company, such Investor is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trustee, the Servicer or the Depositor.

         3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") among ACE Securities Corp., as Depositor, and The Bank of New York, as Trustee, dated as of June 1, 1999, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee in the form hereof.






         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 199 .

                                    _______________________________________
                                                 [Investor]


                                    By:_______________________________________
                                       Name:
                                       Title:

ATTEST:



- -----------------------------

STATE OF               )
                       )  ss:
COUNTY OF              )

         Personally appeared before me the above-named
   ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.


                  Subscribed and sworn before me this _____ day of _________
199_.


                                            ________________________________
                                            NOTARY PUBLIC


                                            My commission expires the
_____ day of __________, 19__.





                                   EXHIBIT L

                          FORM OF LIQUIDATION REPORT


Customer Name:
Account Number:
Original Loan Balance:


1.       Type of Liquidation (REO disposition/charge-off/short pay-off)

         Date last paid
         Date of Foreclosure
         Date of REO
         Date of REO Disposition
         Property Sale Price/Estimated Market Value at Disposition

2.       Liquidation Proceeds

         Any Principal Prepayment                      $____________
         Proceeds from the Sale of the Property         ____________
         Net Insurance Proceeds                         ____________
         Other (itemize)                                ____________

         Total Proceeds                                $____________

3.       Liquidation Expenses

         Servicing Advances                            $____________
         Periodic Advances                              ____________
         Servicing Fees                                 ____________
         Total Advances                                $____________

4.       Net Liquidation Proceeds                      $____________
         (Item 2 minus Item 3)

5.       Principal Balance of Mortgage Loan            $____________

6.       Loss, if any (Item 5 minus Item 4)            $____________





                                   EXHIBIT M

                         CERTIFICATE RE: PREPAID LOANS

         I, ______________, ________________ of ACE Securities Corp., as
Depositor, hereby certify that between the "Cut-Off Date" (as defined in the Pooling and Servicing Agreement dated as of ___________, 199__ among ACE Securities Corp., as depositor, ___________________________, as servicer and __________________________, as trustee) and the "Startup Day" the following schedule of "Mortgage Loans" (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Dated:
By:




                                   EXHIBIT N

                        SUBSEQUENT TRANSFER INSTRUMENT

                                  [RESERVED]




                                   EXHIBIT O

                    FORM OF INVESTOR REPRESENTATION LETTER

                              ____________, 1996
[Trustee]

         Re:  ACE Securities Corp. Certificates, Series 1999-LB2

Ladies and Gentlemen:

         _______________________(the "Purchaser") intends to purchase from
____________________ (the "Seller"), a ____% Percentage Interest of Certificates, Series 199__-__, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ____________, 199__ among ACE Securities Corp., as depositor (the "Depositor"), ______________________________, as servicer, and
_________________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

         2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

         3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated pursuant to the Act.

         4. The Purchaser has been furnished with, and has had an opportunity to review a copy of the Pooling and Servicing Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.

         5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

         6. The Purchaser either (x) is not an employee benefit plan subject to Section 406 or Section 407 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), the Trustee of any such plan or a person acting on behalf of any such plan nor a person using the assets of any such plan or
(2) if the Purchaser is an insurance company, such Purchaser is purchasing such Certificates with funds contained in an "Insurance Company General Account" (as such term is defined in Section v(e) of the Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60; or (y) shall deliver to the Trustee and the Depositor an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee and the Depositor, and upon which the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Purchaser will not result in the assets of the Trust Fund being deemed to be plan assets and subject to the prohibited transaction provisions of ERISA or the Code and will not subject the Trustee, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Servicer or the Depositor.

                                    Very truly yours,


                                    By:________________________
                                       Name:
                                       Title:



                                   EXHIBIT P

                   FORM OF TRANSFEROR REPRESENTATION LETTER


                                                    ___________, 199__


[Trustee]

         Re:      ACE Securities Corp., Asset Backed Certificates,
                  Series 199__-__

Ladies and Gentlemen:


         In connection with the sale by _____________ (the "Seller") to __________________ (the "Purchaser") of $___________ Initial Certificate
Principal Balance of Certificates, Series 199__-__, Class ___ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of __________, 199__ among ACE Securities Corp., as company (the "Depositor"), _________________________, as servicer, and ______________________________, as trustee (the "Trustee"). The
Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                               Very truly yours,

                               (Seller)


                                By: ________________________
                                    Name:
                                    Title:




                                   EXHIBIT Q

                  FORM OF RULE 144A INVESTMENT REPRESENTATION

            Description of Rule 144A Securities, including numbers:
                ACE Securities Corp. Asset Backed Certificates
                      Series 1999-LB2, Class ___, No. ___

         The undersigned seller, as registered holder (the "Transferor"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Transferor hereby certifies the following facts: Neither the Transferor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Transferor has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Transferor, the Trustee and the Servicer pursuant to Section 5.02 of the Pooling and Servicing Agreement as follows:

              a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

              b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Transferor, the Trustee or the Servicer.

              d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the account of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         3. The Buyer warrants and represents to, and covenants with, the Transferor, the Servicer and the Depositor that either (1) the Buyer is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("Plan"), or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 (the "Code") (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) the Buyer's purchase of the Rule 144A Securities will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.






         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Transferor                Print Name of Buyer


___________________________             _______________________________
By:________________________             By:____________________________
   Name:                                   Name:
   Title                                   Title

   Taxpayer Identification No:             Taxpayer Identification No:

   Date:                                   Date: